                                      February 28, 2003

                                      As Supplemented May 5, 2003

                                      and July 25, 2003

                                              GROWTH
                                               Janus Fund
                                               Janus Enterprise Fund
                                               Janus Mercury Fund
                                               Janus Olympus Fund
                                               Janus Orion Fund




                                              INTERNATIONAL/GLOBAL
                                               Janus Global Life Sciences Fund
                                               Janus Global Technology Fund
                                               Janus Global Value Fund
                                               Janus Overseas Fund
                                               Janus Worldwide Fund




                                              CORE
                                               Janus Balanced Fund
                                               Janus Core Equity Fund
                                               Janus Growth and Income Fund
                                               Janus Special Equity Fund




                                              RISK-MANAGED
                                               Janus Risk-Managed Stock Fund




                                              VALUE
                                               Janus Mid Cap Value Fund --
                                                      Investor Shares

                               JANUS EQUITY FUNDS

                                   Prospectus

     ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports and statements at WWW.JANUS.COM.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

               Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. Janus Risk-Managed Stock Fund is subadvised by Enhanced Investment Technologies, LLC ("INTECH").

               Janus Mid Cap Value Fund is a series of Janus Investment Fund (the "Trust"). Janus Capital serves as investment adviser to the Fund and Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to the Fund. The Fund currently offers two classes of shares, Investor Shares and Institutional Shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Funds.................................    2
                   Fees and expenses............................   27

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objectives and principal
                   investment strategies........................   30
                   General portfolio policies...................   41
                   Risks........................................   45

                SHAREHOLDER'S MANUAL
                   Doing business with Janus....................   54
                   Minimum investments..........................   55
                   Types of account ownership...................   55
                   To open an account or buy shares.............   58
                   To exchange shares...........................   59
                   To sell shares...............................   59
                   Shareholder services and account policies....   67

                MANAGEMENT OF THE FUNDS
                   Investment adviser...........................   72
                   Management expenses..........................   72
                   Subadvisers..................................   73
                   Investment personnel.........................   74

                OTHER INFORMATION...............................   82

                DISTRIBUTIONS AND TAXES
                   Distributions................................   83
                   Distribution options.........................   84
                   Taxes........................................   85

                FINANCIAL HIGHLIGHTS............................   87

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...................  103
                   Futures, options and other derivatives.......  106
                   Other investments, strategies and/or
                   techniques...................................  107

                                                Janus Equity Funds prospectus  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY FUNDS

               The Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Janus Balanced Fund and Janus Growth and Income Fund may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUNDS?
--------------------------------------------------------------------------------
               GROWTH

               - JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

               - JANUS ENTERPRISE FUND, JANUS MERCURY FUND, JANUS OLYMPUS
                 FUND AND JANUS ORION FUND seek long-term growth of capital.

               INTERNATIONAL/GLOBAL

               - JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY
                 FUND, JANUS GLOBAL VALUE FUND AND JANUS OVERSEAS FUND seek long-term growth of capital.

               - JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

               CORE

               - JANUS BALANCED FUND seeks long-term capital growth,
                 consistent with preservation of capital and balanced by current income.

               - JANUS CORE EQUITY FUND AND JANUS SPECIAL EQUITY FUND seek long-term growth of capital.

               - JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.

               RISK-MANAGED

               - JANUS RISK-MANAGED STOCK FUND seeks long-term growth of
                 capital.

 2  Janus Equity Funds prospectus

               VALUE

               - JANUS MID CAP VALUE FUND seeks capital appreciation.

               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

               For all Funds except Janus Risk-Managed Stock Fund, the portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Funds' portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments.

               For Janus Risk-Managed Stock Fund, INTECH applies a mathematical portfolio management process to construct an investment portfolio for the Fund from a universe of common stocks. INTECH developed the formulas underlying this mathematical process.

               Within the parameters of its specific investment policies discussed below, each Fund may invest without limit in foreign equity and debt securities.

               Within the parameters of its specific investment policies discussed below, each Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for Janus Special Equity Fund, Janus Risk-Managed Stock Fund, Janus Core Equity Fund and Janus Mid Cap Value Fund).

                                                Janus Equity Funds prospectus  3

               JANUS FUND invests primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies. As of October 31, 2002, the Fund's weighted average market capitalization was $25.7 billion.

               JANUS ENTERPRISE FUND invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

               JANUS MERCURY FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS OLYMPUS FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS ORION FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Fund normally concentrates its investments in a core group of 20-30 common stocks.

               JANUS GLOBAL LIFE SCIENCES FUND invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Fund normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

               JANUS GLOBAL TECHNOLOGY FUND invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. It implements this

 4  Janus Equity Funds prospectus
               policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

               JANUS GLOBAL VALUE FUND invests primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even in a single country.

               JANUS OVERSEAS FUND invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

               JANUS WORLDWIDE FUND invests primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country.

               JANUS BALANCED FUND normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income senior securities.

               JANUS CORE EQUITY FUND invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible

                                                Janus Equity Funds prospectus  5
               preferred stocks, bonds and debentures; and other securities with equity characteristics. The Fund may invest in companies of any size.

               JANUS GROWTH AND INCOME FUND normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

               JANUS SPECIAL EQUITY FUND invests, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

               JANUS RISK-MANAGED STOCK FUND invests, under normal circumstances, at least 80% of its net assets in common stocks selected for their growth potential. The primary aim of the strategy is to outperform the Fund's benchmark index.

               Janus Risk-Managed Stock Fund pursues its objective by applying a mathematical portfolio management process to construct an investment portfolio from the universe of common stocks within its benchmark index. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in the Fund's holdings. INTECH pursues its goal by identifying stocks with higher average volatility than the Fund's benchmark index and combining those stocks in a manner that the subadviser believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH seeks to select stocks with higher average volatility than the benchmark index by reviewing

 6  Janus Equity Funds prospectus
               historical stock prices and estimating future volatility. More volatile stocks may tend to reside on the smaller cap end of the index. INTECH approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

               JANUS MID CAP VALUE FUND invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.

               Janus Mid Cap Value Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. Janus Mid Cap Value Fund's portfolio managers generally look for companies with:

               - A low price relative to their assets, earnings, cash flow or business franchise

               - Products and services that give them a competitive advantage

               - Quality balance sheets and strong management.

               For purposes of the Funds' 80% policies, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

               The biggest risk is that the Funds' returns may vary, and you could lose money. The Funds are each designed for long-term investors who can accept the risks of investing in a portfolio with

                                                Janus Equity Funds prospectus  7
               significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or, in the case of Janus Global Value Fund and Janus Mid Cap Value Fund, if the portfolio managers' belief about a company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you may get back less money.

               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

               JANUS OLYMPUS FUND, JANUS ORION FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS GLOBAL VALUE FUND AND JANUS SPECIAL EQUITY FUND are classified as nondiversified. This means they may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on a Fund's NAV and total return.

               JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS GLOBAL VALUE FUND, JANUS OVERSEAS FUND AND JANUS WORLDWIDE FUND may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

               JANUS GLOBAL LIFE SCIENCES FUND concentrates its investments in related industry groups. Because of this, companies in its portfolio

 8  Janus Equity Funds prospectus
               may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.

               Although JANUS GLOBAL TECHNOLOGY FUND does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

               For JANUS RISK-MANAGED STOCK FUND, the proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" or index fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or their method of identifying stocks that tend to move in the same or opposite direction does not result in selecting stocks with continuing volatility and covariance as anticipated, the Fund may not outperform the benchmark index.

               JANUS MID CAP VALUE FUND'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial

                                                Janus Equity Funds prospectus  9
               resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks.

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. Investor Shares of Berger Mid Cap Value Fund were reorganized into Investor Shares of Janus Mid Cap Value Fund on April 21, 2003. The performance figures shown reflect the performance of Investor Shares of the Berger Mid Cap Value Fund. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index or indices.

 10  Janus Equity Funds prospectus

               JANUS FUND

                 Annual returns for calendar years ended 12/31
                                        10.92%  (1.10%) 29.43%  19.61%  22.72%  38.89%  47.13%  (14.91%) (26.10%)   (27.56%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1998 28.44%    Worst Quarter:  3rd-2001 (25.82%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                             1 year    5 years   10 years      (2/5/70)
                Janus Fund
                  Return Before Taxes       (27.56%)   (1.42%)    6.85%         13.91%
                  Return After Taxes on
                    Distributions           (27.56%)   (2.51%)    4.87%         10.65%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*         (16.92%)   (0.51%)    5.50%         10.64%
                S&P 500 Index+              (22.09%)   (0.58%)    9.34%         11.07%
                  (reflects no deduction
                    for expenses or taxes)
                                            -------------------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

                                               Janus Equity Funds prospectus  11

               JANUS ENTERPRISE FUND

                 Annual returns for calendar years ended 12/31
                                        15.64%  8.92%   27.25%  11.65%  10.82%  33.75%  121.90% (30.52%) (39.93%)   (28.28%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 57.93%    Worst Quarter:  1st-2001 (32.66%)

                                      Average annual total return for periods ended 12/31/02
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year    5 years   10 years      (9/1/92)
                Janus Enterprise Fund
                  Return Before Taxes        (28.28%)   (2.34%)     5.83%         8.33%
                  Return After Taxes on
                    Distributions            (28.28%)   (3.08%)     4.66%         7.17%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*          (17.36%)   (1.60%)     4.70%         6.90%
                Russell Midcap Growth
                  Index+                     (27.41%)   (1.82%)     6.71%         7.29%
                  (reflects no deduction
                    for expenses or taxes)
                S&P MidCap 400 Index++       (14.51%)    6.41%     11.96%        12.91%
                  (reflects no deduction
                    for expenses or taxes)
                                             ------------------------------------------

                * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                + Effective February 28, 2003, Janus Enterprise Fund changed its primary benchmark from the S&P MidCap 400 Index to the Russell Midcap Growth Index. The performance of this index more closely correlates to the Fund's performance than the S&P Midcap 400 Index. The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization. The Fund will retain the S&P MidCap 400 Index as a secondary index.
               ++ The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 12  Janus Equity Funds prospectus

               JANUS MERCURY FUND

                 Annual returns for calendar years ended 12/31
                                        15.86%  33.01%  17.67%  11.88%  58.41%  96.23%  (22.75%) (29.78%)   (29.00%)
                                         1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 42.72%    Worst Quarter:  1st-2001 (24.30%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                                        1 year    5 years      (5/3/93)
                Janus Mercury Fund
                  Return Before Taxes                  (29.00%)    3.66%         11.68%
                  Return After Taxes on Distributions  (29.00%)    2.04%          9.25%
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*           (17.81%)    3.30%          9.33%
                S&P 500 Index+                         (22.09%)   (0.58%)         9.47%
                  (reflects no deduction for expenses
                    or taxes)
                Russell 1000 Growth Index++            (27.88%)   (3.84%)         7.49%
                  (reflects no deduction for expenses
                    or taxes)
                                                       --------------------------------

                * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                + The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.
               ++ The Russell 1000 Growth Index contains those securities in the
                  Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.

                                               Janus Equity Funds prospectus  13

               JANUS OLYMPUS FUND

                 Annual returns for calendar years ended 12/31
                                        21.73%  26.73%  56.97%  100.12% (21.63%) (32.05%)   (28.19%)
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 51.67%    Worst Quarter:  1st-2001 (26.29%)

                                        Average annual total return for periods ended 12/31/02
                                        ------------------------------------------------------
                                                                               Since Inception
                                                           1 year    5 years     (12/29/95)
                Janus Olympus Fund
                  Return Before Taxes                     (28.19%)     3.74%        9.20%
                  Return After Taxes on Distributions     (28.19%)     3.44%        8.70%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                  (17.31%)     3.17%        7.66%
                S&P 500 Index+                            (22.09%)    (0.58%)       6.87%
                  (reflects no deduction for expenses or
                    taxes)
                Russell 1000 Growth Index++               (27.88%)    (3.84%)       4.06%
                  (reflects no deduction for expenses or
                    taxes)
                                                          ------------------------------

                * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                + The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.
               ++ The Russell 1000 Growth Index contains those securities in the
                  Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.

 14  Janus Equity Funds prospectus

               JANUS ORION FUND

                 Annual returns for calendar years ended 12/31
                                                                  (14.69%)   (29.77%)
                                                                   2001       2002

                 Best Quarter:  4th-2001 22.79%    Worst Quarter:  1st-2001 (22.54%)

                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                                1 year       (6/30/00)
                Janus Orion Fund
                  Return Before Taxes                          (29.77%)      (29.20%)
                  Return After Taxes on Distributions          (29.77%)      (29.23%)
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                       (18.28%)      (22.00%)
                S&P 500 Index+                                 (22.09%)      (17.05%)
                  (reflects no deduction for expenses or
                    taxes)
                Russell 1000 Growth Index++                    (27.88%)      (28.84%)
                  (reflects no deduction for expenses or
                    taxes)
                                                               ------------------------

                * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                + The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.
               ++ The Russell 1000 Growth Index contains those securities in the
                  Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.

                                               Janus Equity Funds prospectus  15

               JANUS GLOBAL LIFE SCIENCES FUND

                 Annual returns for calendar years ended 12/31
                                                      61.00%  33.34%  (18.09%)   (30.11%)
                                                       1999    2000    2001       2002

                 Best Quarter:  4th-1999 31.32%    Worst Quarter:  1st-2001 (26.25%)

                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                                1 year      (12/31/98)
                Janus Global Life Sciences Fund
                  Return Before Taxes                          (30.11%)         5.29%
                  Return After Taxes on Distributions          (30.11%)         5.28%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                       (18.49%)         4.29%
                S&P 500 Index+                                 (22.09%)      (24.47%)
                  (reflects no deduction for fees, expenses
                    or taxes)
                                                               ------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

 16  Janus Equity Funds prospectus

               JANUS GLOBAL TECHNOLOGY FUND

                 Annual returns for calendar years ended 12/31
                                                      211.55% (33.67%) (39.96%)   (40.94%)
                                                       1999    2000    2001       2002

                 Best Quarter:  4th-1999 73.95%    Worst Quarter:  3rd-2001 (36.20%)

                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                                1 year      (12/31/98)
                Janus Global Technology Fund
                  Return Before Taxes                          (40.94%)       (7.48%)
                  Return After Taxes on Distributions          (40.94%)       (7.68%)
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                       (25.14%)       (5.79%)
                S&P 500 Index+                                 (22.09%)      (24.47%)
                  (reflects no deduction for fees, expenses
                    or taxes)
                                                               ------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

                                               Janus Equity Funds prospectus  17

               JANUS GLOBAL VALUE FUND

                 Annual returns for calendar years ended 12/31
                                                                         (15.91%)
                                                                           2002

                 Best Quarter:  4th-2001 17.51%    Worst Quarter:  3rd-2002 (21.31%)

                                    Average annual total return for periods ended 12/31/02
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                 1 year       (6/29/01)
                Global Value Fund
                  Return Before Taxes                           (15.91%)       (6.61%)
                  Return After Taxes on Distributions           (16.05%)       (6.76%)
                  Return After Taxes on Distributions and Sale
                    of Fund Shares*                              (9.77%)       (5.33%)
                Morgan Stanley Capital International World
                  Index+                                        (19.89%)      (17.83%)
                  (reflects no deduction for fees, expenses or
                    taxes)
                                                                ------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The Morgan Stanley Capital International World Index is a
                 market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

 18  Janus Equity Funds prospectus

               JANUS OVERSEAS FUND

                 Annual returns for calendar years ended 12/31
                                        22.05%  28.83%  18.25%  16.03%  86.06%  (18.57%) (23.11%)   (23.89%)
                                         1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 60.63%    Worst Quarter:  3rd-2001 (20.82%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                                        1 year    5 years      (5/2/94)
                Janus Overseas Fund
                  Return Before Taxes                  (23.89%)    0.57%         7.83%
                  Return After Taxes on Distributions  (24.19%)   (0.17%)        7.06%
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*           (14.67%)    0.63%         6.53%
                Morgan Stanley Capital International
                  EAFE(R) Index+                       (15.94%)   (2.89%)        0.40%
                  (reflects no deduction for fees,
                    expenses or taxes)
                                                       --------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The Morgan Stanley Capital International EAFE(R) Index is a
                 market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

                                               Janus Equity Funds prospectus  19

               JANUS WORLDWIDE FUND

                 Annual returns for calendar years ended 12/31
                                        28.41%  3.61%   21.90%  26.40%  20.48%  25.87%  64.37%  (16.87%) (22.88%)   (26.01%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 42.11%    Worst Quarter:  3rd-2001 (20.80%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                             1 year    5 years   10 years      (5/15/91)
                Janus Worldwide Fund
                  Return Before Taxes       (26.01%)   (0.38%)    9.26%         10.74%
                  Return After Taxes on
                    Distributions*          (26.28%)   (0.99%)    7.99%          9.60%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares**        (15.97%)   (0.04%)    7.56%          8.99%
                Morgan Stanley Capital
                  International World
                  Index+                    (19.89%)   (2.11%)    6.26%          5.49%
                  (reflects no deduction
                    for fees, expenses or
                    taxes)
                                            -------------------------------------------

                * The return after taxes on distributions is higher than the return before taxes because of the effect of foreign tax credits.

               ** If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

                + The Morgan Stanley Capital International World Index is a
                  market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

 20  Janus Equity Funds prospectus

               JANUS BALANCED FUND

                 Annual returns for calendar years ended 12/31
                                        10.56%  0.02%   27.31%  15.30%  21.81%  31.20%  23.51%  (2.16%) (5.04%)    (6.56%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1998 18.75%    Worst Quarter:  3rd-2001 (5.94%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                             1 year    5 years   10 years      (9/1/92)
                Janus Balanced Fund
                  Return Before Taxes        (6.56%)     7.06%    10.77%        11.68%
                  Return After Taxes on
                    Distributions            (7.48%)     5.71%     8.62%         9.57%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*          (4.02%)     5.25%     8.00%         8.85%
                S&P 500 Index+              (22.09%)   (0.58%)     9.34%         9.67%
                  (reflects no deduction
                    for expenses or taxes)
                Lehman Brothers
                  Gov't/Credit Index++        11.04%     7.62%     7.61%         7.51%
                  (reflects no deduction
                    for expenses or taxes)
                                            -------------------------------------------

                 * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                 + The S&P 500 is the Standard & Poor's Composite Index of 500
                   Stocks, a widely recognized, unmanaged index of common stock prices.
                ++ Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                               Janus Equity Funds prospectus  21

               JANUS CORE EQUITY FUND

                 Annual returns for calendar years ended 12/31
                                           31.08%  40.05%  38.50%  (7.15%) (12.11%)   (18.02%)
                                            1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1998 26.34%    Worst Quarter:  3rd-2002 (15.25%)

                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                                        1 year    5 years      (6/28/96)
                Janus Core Equity Fund
                  Return Before Taxes                  (18.02%)    5.35%        10.95%
                  Return After Taxes on Distributions  (18.25%)    4.34%         9.39%
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*           (11.06%)    4.29%         8.65%
                S&P 500 Index+                         (22.09%)   (0.58%)        5.84%
                  (reflects no deduction for expenses
                    or taxes)
                                                       --------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

 22  Janus Equity Funds prospectus

               JANUS GROWTH AND INCOME FUND

                 Annual returns for calendar years ended 12/31
                                        6.70%   (4.87%) 36.35%  26.03%  34.66%  34.87%  51.18%  (11.41%) (14.36%)   (21.51%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 29.20%    Worst Quarter:  3rd-2002 (16.37%)

                                       Average annual total return for periods ended 12/31/02
                                       ------------------------------------------------------
                                                                              Since Inception
                                               1 year    5 years   10 years      (5/15/91)
                Janus Growth and Income Fund
                  Return Before Taxes         (21.51%)    3.96%     11.05%        12.95%
                  Return After Taxes on
                    Distributions             (21.74%)    3.06%      9.29%        11.36%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*           (13.20%)    3.28%      8.75%        10.65%
                S&P 500 Index+                (22.09%)   (0.58%)     9.34%        10.02%
                  (reflects no deduction for
                    expenses or taxes)
                                              -----------------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

                                               Janus Equity Funds prospectus  23

               JANUS SPECIAL EQUITY FUND*

                 Annual returns for calendar years ended 12/31
                                                                  (11.74%)   (23.70%)
                                                                   2001       2002

                 Best Quarter:  4th-2001 16.94%    Worst Quarter:  3rd-2001 (22.31%)

                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                                1 year       (2/29/00)
                Janus Special Equity Fund*
                  Return Before Taxes                          (23.70%)      (10.68%)
                  Return After Taxes on Distributions          (23.72%)      (11.02%)
                  Return After Taxes on Distributions and
                    Sale of Fund Shares**                      (14.55%)       (8.48%)
                S&P 500 Index+                                 (22.09%)      (13.19%)
                  (reflects no deduction for expenses or
                    taxes)
                                                               ------------------------

                * Formerly, Janus Strategic Value Fund.
               ** If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                + The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.

 24  Janus Equity Funds prospectus

               JANUS MID CAP VALUE FUND - INVESTOR SHARES

                 Annual returns for periods ended 12/31
                                                      21.56%  27.34%  20.52%    (13.09%)
                                                       1999    2000    2001       2002

                 Best Quarter:  12/31/01 21.28%    Worst Quarter:  9/30/02 (17.66%)

                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                               1 year         8/12/98
                Janus Mid Cap Value Fund - Investor Shares
                  Return Before Taxes                         (13.09%)        15.11%
                  Return After Taxes on Distributions         (13.16%)        13.20%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                       (8.04%)        11.69%
                Russell Midcap Value Index+                    (9.64%)         3.55%
                  (reflects no deduction for expenses or
                    taxes)
                                                              -------------------------

                *If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                +The Russell Midcap Value Index is an unmanaged index, with dividends reinvested, that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

               Since Janus Risk-Managed Stock Fund did not commence operations until February 28, 2003, performance information is not included for this Fund. The performance of this Fund will be compared to the S&P 500 Index, which is the Fund's benchmark index.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on

                                               Janus Equity Funds prospectus  25
               your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

 26  Janus Equity Funds prospectus

FEES AND EXPENSES

               The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements). All of the fees and expenses shown, except as noted, were determined based on net assets as of the fiscal year ended October 31, 2002.

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund, Janus Overseas Fund, Janus Worldwide Fund or Janus Risk-Managed Stock Fund that you have held for 3 months or less you may pay a redemption fee.

               SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                Sales Charges                                     None
                Redemption Fee on shares of Janus Global Life
                  Sciences Fund, Janus Global Technology Fund,
                  Janus Global Value Fund, Janus Overseas Fund,
                  Janus Worldwide Fund and Janus Risk-Managed
                  Stock Fund held 3 months or less (as a % of
                  amount redeemed)*                               1.00%

               * The redemption fee may be waived in certain circumstances, as described in the Shareholder's Manual. For Fund shares held through certain intermediaries, the redemption fee will be charged in generally the same manner as for shares held directly with the Fund. However, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

                                               Janus Equity Funds prospectus  27

                                                Management    Other     Total Annual Fund
                                                   Fee       Expenses   Operating Expenses
  Janus Fund                                      0.65%       0.20%           0.85%
  Janus Enterprise Fund                           0.65%       0.28%           0.93%
  Janus Mercury Fund                              0.65%       0.29%           0.94%
  Janus Olympus Fund                              0.65%       0.29%           0.94%
  Janus Orion Fund                                0.65%       0.44%           1.09%
  Janus Global Life Sciences Fund                 0.65%       0.24%           0.89%
  Janus Global Technology Fund                    0.65%       0.31%           0.96%
  Janus Global Value Fund                         0.65%       0.54%           1.19%
  Janus Overseas Fund                             0.65%       0.26%           0.91%
  Janus Worldwide Fund                            0.65%       0.22%           0.87%
  Janus Balanced Fund                             0.65%       0.21%           0.86%
  Janus Core Equity Fund                          0.65%       0.27%           0.92%
  Janus Growth and Income Fund                    0.65%       0.25%           0.90%
  Janus Special Equity Fund*                      0.65%       0.36%           1.01%
  Janus Risk-Managed Stock Fund                   0.65%       0.61%(1)        1.26%(2)
  Janus Mid Cap Value Fund - Investor Shares      0.65%       0.43%           1.08%

   *  Formerly, Janus Strategic Value Fund.
  (1) Since the Fund had not commenced operations as of October 31, 2002, "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.
  (2) Janus Capital is voluntarily waiving the Fund's management fee. This waiver could change or be terminated at any time at the option of Janus Capital.

 28  Janus Equity Funds prospectus

  EXAMPLE:
  THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Fund                                           $ 87      $271      $471      $1,049
  Janus Enterprise Fund                                $ 95      $296      $515      $1,143
  Janus Mercury Fund                                   $ 96      $300      $520      $1,155
  Janus Olympus Fund                                   $ 96      $300      $520      $1,155
  Janus Orion Fund                                     $111      $347      $601      $1,329
  Janus Global Life Sciences Fund                      $ 91      $284      $493      $1,096
  Janus Global Technology Fund                         $ 98      $306      $531      $1,178
  Janus Global Value Fund                              $121      $378      $654      $1,443
  Janus Overseas Fund                                  $ 93      $290      $504      $1,120
  Janus Worldwide Fund                                 $ 89      $278      $482      $1,073
  Janus Balanced Fund                                  $ 88      $274      $477      $1,061
  Janus Core Equity Fund                               $ 94      $293      $509      $1,131
  Janus Growth and Income Fund                         $ 92      $287      $498      $1,108
  Janus Special Equity Fund*                           $103      $322      $558      $1,236
  Janus Risk-Managed Stock Fund                        $128      $400       N/A         N/A
  Janus Mid Cap Value Fund - Investor Shares           $110      $343      $595      $1,317

  * Formerly, Janus Strategic Value Fund.

                                               Janus Equity Funds prospectus  29

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objectives of each of the Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               JANUS FUND
               Janus Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

               JANUS ENTERPRISE FUND
               Janus Enterprise Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2002, they ranged from approximately $224 million to $13.5 billion.

               JANUS MERCURY FUND
               Janus Mercury Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

 30  Janus Equity Funds prospectus

               JANUS OLYMPUS FUND
               Janus Olympus Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS ORION FUND
               Janus Orion Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Fund normally concentrates its investments in a core group of 20-30 common stocks.

               JANUS GLOBAL LIFE SCIENCES FUND
               Janus Global Life Sciences Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Fund normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

               JANUS GLOBAL TECHNOLOGY FUND
               Janus Global Technology Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager

                                               Janus Equity Funds prospectus  31
               believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

               a. Companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

               b. Companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

               It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

               JANUS GLOBAL VALUE FUND
               Janus Global Value Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.

               The portfolio manager measures value as a function of price/free cash flow. Price/free cash flow is the relationship between the price of a stock and its available cash from operations minus capital expenditures.

               The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. The companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

               JANUS OVERSEAS FUND
               Janus Overseas Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in

 32  Janus Equity Funds prospectus
               securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

               JANUS WORLDWIDE FUND
               Janus Worldwide Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.

               JANUS BALANCED FUND
               Janus Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income senior securities.

               JANUS CORE EQUITY FUND
               Janus Core Equity Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

                                               Janus Equity Funds prospectus  33

               JANUS GROWTH AND INCOME FUND
               Janus Growth and Income Fund seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

               JANUS SPECIAL EQUITY FUND
               Janus Special Equity Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

               JANUS RISK-MANAGED STOCK FUND
               Janus Risk-Managed Stock Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks selected for their growth potential. Janus Risk-Managed Stock Fund pursues its objective by applying a mathematical portfolio management process to construct an investment portfolio from a universe of common stocks within its benchmark index. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities

 34  Janus Equity Funds prospectus
               and their weightings in the Fund's holdings. The primary aim of this strategy is to outperform the Fund's benchmark index. The Fund's subadviser pursues this goal by constructing portfolios of stocks with higher average stock volatility than the Fund's benchmark index and combining those stocks in a manner that the subadviser believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. More volatile stocks may tend to reside on the smaller cap end of the index. The Fund's subadviser approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

               JANUS MID CAP VALUE FUND
               Janus Mid Cap Value Fund seeks capital appreciation. It invests primarily in common stocks selected for their capital appreciation potential. In pursuing that objective, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.

               The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               Consistent with its investment objective and policies, each of the Funds except Janus Risk-Managed Stock Fund, may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify

                                               Janus Equity Funds prospectus  35
               individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

               In the case of Janus Global Value Fund, the portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. This "value" approach emphasizes investments in companies that the portfolio manager believes are undervalued relative to their intrinsic worth and have the potential for long-term growth of capital.

               Janus Balanced Fund and Janus Growth and Income Fund may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their objectives. In the case of Janus Growth and Income Fund and Janus Balanced Fund, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

               Janus Special Equity Fund emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

               INTECH applies a mathematical portfolio management process to construct an investment portfolio for the Fund from a universe of

 36  Janus Equity Funds prospectus
               common stocks. INTECH developed the formulas underlying this mathematical process.

               The mathematical process is designed to take advantage of market volatility (variation in stock prices), rather than using research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of the Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical process involves:

               - selecting stocks primarily from stocks within the Fund's benchmark;

               - periodically determining an optimal weighting of the stocks and rebalancing to the optimal weighting; and

               - monitoring the total risk and volatility of the Fund's holdings with respect to the benchmark index.

               INTECH seeks to outperform the benchmark index through its mathematical process. INTECH seeks to identify those stocks in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant under performance relative to the benchmark index.

               The Fund may use exchange traded funds, as well as futures, options and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

               Janus Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of the Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage. The portfolio managers may sell a Fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks,

                                               Janus Equity Funds prospectus  37
               or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

3. WHAT IS A "SPECIAL SITUATION"?

               Each Fund may invest in special situations or turnarounds. A special situation arises when a portfolio manager believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.

 38  Janus Equity Funds prospectus

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Janus Enterprise Fund and Janus Mid Cap Value Fund. Although the other Equity Funds offered by this Prospectus do not emphasize companies of any particular size, Funds with a larger asset base (e.g., Janus Fund, Janus Worldwide Fund and Janus Risk-Managed Stock Fund) are more likely to invest in larger, more established issuers.

5. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO JANUS GLOBAL LIFE SCIENCES FUND?

               Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development and health care facilities ownership and operation.

6. HOW DO THE PORTFOLIO MANAGERS FOR JANUS GLOBAL VALUE FUND AND JANUS MID CAP VALUE FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

               A company may be undervalued when, in the opinion of the Funds' portfolio managers, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free

                                               Janus Equity Funds prospectus  39
               cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.

7. WHAT IS JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY?

               Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, its portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

8. HOW DO JANUS BALANCED FUND AND JANUS GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?

               Janus Balanced Fund places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be less volatile than Janus Growth and Income Fund. Janus Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Janus Balanced Fund.

9. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

               Janus Balanced Fund and Janus Growth and Income Fund shift assets between the growth and income components of their portfolios based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component.

 40  Janus Equity Funds prospectus

10. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

               The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

11. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

12. HOW DO INTEREST RATES AFFECT THE VALUE OF MY JANUS BALANCED FUND OR JANUS GROWTH AND INCOME FUND INVESTMENT?

               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

GENERAL PORTFOLIO POLICIES

               Unless otherwise stated, each of the following policies applies to all of the Funds. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this

                                               Janus Equity Funds prospectus  41

               Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               Except as described below for Janus Risk-Managed Stock Fund, when a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

               Janus Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. Janus Risk-Managed Stock Fund may use exchange traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

               OTHER TYPES OF INVESTMENTS

               The Funds invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks,

 42  Janus Equity Funds prospectus
               and securities convertible into common or preferred stocks. Janus Growth and Income Fund and Janus Balanced Fund also invest in domestic and foreign equity securities with varying degrees of emphasis on income. To a lesser degree, the Funds may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 20% of Janus Core Equity
                 Fund's, Janus Special Equity Fund's, Janus Risk-Managed Stock Fund's and Janus Mid Cap Value Fund's assets and less than 35% of each other Fund's assets)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - short sales "against the box" and "naked" short sales (no more than 8% of a Fund's assets may be invested in naked short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain

                                               Janus Equity Funds prospectus  43
               restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS
               Each Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates

 44  Janus Equity Funds prospectus
               or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               The rebalancing technique used by Janus Risk-Managed Stock Fund may result in a higher portfolio turnover compared to a "buy and hold" or index fund strategy. INTECH periodically rebalances the stocks in the portfolio to their optimal weighting versus the Fund's benchmark index, as determined by INTECH's mathematical process.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

RISKS

               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base.

                                               Janus Equity Funds prospectus  45

               A Fund may not experience similar performance as its assets grow. Janus Global Life Sciences Fund's and Janus Global Technology Fund's performance may also be affected by industry risk to a greater extent than the other Funds.

               The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF JANUS OLYMPUS FUND, JANUS ORION FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS GLOBAL VALUE FUND AND JANUS SPECIAL EQUITY FUND AFFECT THE FUNDS' RISK PROFILE?

               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a Fund more flexibility to focus its investments in the most attractive companies identified by the Fund's portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund. Since Janus Orion Fund normally concentrates in a core portfolio of 20-30 common stocks, this risk may be increased.

2. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic

 46  Janus Equity Funds prospectus
               outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

               Janus Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, this Fund may be more volatile than a less concentrated portfolio. Although the other Funds offered by this Prospectus do not "concentrate" in a specific group of industries, each may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of Janus Global Value Fund and Janus Mid Cap Value Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.

4. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative

                                               Janus Equity Funds prospectus  47
                 to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as

 48  Janus Equity Funds prospectus

               Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

6. HOW DO THE FUNDS TRY TO REDUCE RISK?

               Except as described below for Janus Risk-Managed Stock Fund, the Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

               Janus Risk-Managed Stock Fund's subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant under performance relative to the benchmark index.

               Janus Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. Janus Risk-Managed Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate

                                               Janus Equity Funds prospectus  49
               risk. The portfolio managers believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio managers' judgment proves incorrect.

7. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 50  Janus Equity Funds prospectus

                      This page intentionally left blank.

                                               Janus Equity Funds prospectus  51

--------------------------------------------------------------------------------

                               JANUS EQUITY FUNDS
                              Shareholder's Manual

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           [JANUS LOGO]

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON janus.com* YOU CAN:

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms.
* Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus Representative.

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
3773 Cherry Creek Drive North, Suite 101
Denver, CO 80209-3821

 54  Shareholder's manual

MINIMUM INVESTMENTS*+

                To open a new regular Fund account    $2,500

                To open a new UGMA/UTMA, Traditional
                or Roth IRA, Simplified Employee
                Pension Plan IRA account or
                Coverdell Education Savings Account   $  500

                To add to any type of Fund account    $  100

               * These minimums apply to each individual Fund in which you invest. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of Fund accounts.
               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.

TYPES OF ACCOUNT OWNERSHIP

               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners. You may open and maintain this type of account on janus.com.

               CUSTODIAL ACCOUNTS (UGMA OR UTMA)
               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application. You may open and maintain this type of account on janus.com.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

                                                        Shareholder's manual  55

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may handle corporate rollovers or a transfer of assets from a tax-deferred account via janus.com.

               INVESTING FOR YOUR RETIREMENT

               Please refer to janus.com for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

               TRADITIONAL AND ROTH IRAS
               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. You may open and maintain this type of account via janus.com.

               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. You may open and maintain this type of account via janus.com.

 56  Shareholder's manual

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

               SECTION 403(b)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. You may open and maintain this type of account via janus.com.

               PLEASE REFER TO THE CHART ON THE FOLLOWING PAGES FOR INFORMATION ON OPENING AN ACCOUNT AND CONDUCTING BUSINESS WITH JANUS. WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS. WHEN YOU BUY, EXCHANGE, OR SELL SHARES, YOUR REQUEST WILL BE PROCESSED AT THE NEXT NAV CALCULATED AFTER YOUR ORDER IS DULY PROCESSED AFTER RECEIVED IN GOOD ORDER.

                                                        Shareholder's manual  57

 TO OPEN AN ACCOUNT OR BUY SHARES

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus automatically debit your designated bank account. You may handle corporate rollovers or a transfer of assets from a tax deferred account via janus.com. Janus.com will provide real-time confirmation of your transaction.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus Representative during normal business hours. Janus will automatically debit your designated bank account.

 BY WIRE
 ------------------------------------------------------------------------------

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application and make your check payable to Janus.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Monthly Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 58  Shareholder's manual

    TO EXCHANGE SHARES                  TO SELL SHARES
    ------------------------------      ------------------------------
    ONLINE AT www.janus.com             ONLINE AT www.janus.com
    - Exchanges may be made online      - Redemptions may be made
      at janus.com.                       online at janus.com.



    BY TELEPHONE                        BY TELEPHONE
    ------------------------------      ------------------------------
    - All accounts are                  - All accounts are
      automatically eligible to           automatically eligible to
      exchange shares by                  sell shares by telephone. To
      telephone. To exchange all          sell all or a portion of
      or a portion of your shares         your shares, call Janus
      into any other available            XpressLine(TM) or a Janus
      Janus fund, call Janus              Representative. The Funds
      XpressLine(TM) or a Janus           reserve the right to limit
      Representative.                     the dollar amount of shares
                                          that you may redeem from
                                          your account by telephone.



                                        BY WIRE
                                        ------------------------------
                                        - You can redeem shares by
                                          wire. For wiring
                                          instructions, call a Janus
                                          Representative.



    BY MAIL/IN WRITING                  BY MAIL/IN WRITING
    ------------------------------      ------------------------------
    - To request an exchange in         - To request a redemption in
      writing, please follow the          writing, please follow the
      instructions in the "Written        instructions in the "Written
      Instructions" section of            Instructions" section of
      this manual.                        this manual.



    BY SYSTEMATIC EXCHANGE               BY SYSTEMATIC REDEMPTION
    ------------------------------      ------------------------------
    - You determine the amount of       - This option allows you to
      money you would like                sell shares worth a specific
      automatically exchanged from        dollar amount from your
      one Fund account to another         account on a regular basis.
      on any day of the month. You
      may establish this program
      for as little as $100 per
      exchange.
    ------------------------------      ------------------------------
     Note: For more information,         Note: Also refer to the
           refer to the "Exchange              "Payment of Redemption
           Policies" section of                Proceeds" section of
           this manual.                        this manual for more
                                               information.

                                                        Shareholder's manual  59

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.

               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. We will price your purchase at the net asset value next determined after we receive good funds.

               - Each Fund may refuse any purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available

 60  Shareholder's manual
                 for investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received and accepted by a Fund.

               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Janus fund and the purchase of shares of another Janus fund, which may produce a taxable gain or loss in a non-retirement account.

               - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

               - Exchanges between existing Janus fund accounts must meet the
                 $100 subsequent investment requirement.

                                                        Shareholder's manual  61

               Note: For the fastest and easiest way to exchange shares, log onto janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

               - For Systematic Exchanges, if the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and the program will be discontinued.

               - You may make four exchanges out of each Janus fund (exclusive of Systematic Exchanges) per 12 month period. These limits are designed to deter short-term trading. See our Excessive Trading Policy below for more information.

               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               - An exchange from Janus Global Life Sciences Fund, Janus Global
                 Technology Fund, Janus Global Value Fund, Janus Overseas Fund, Janus Worldwide Fund or Janus Risk-Managed Stock Fund held 3 months or less may be subject to the Funds' 1.00% redemption fee. This fee is paid to the Funds rather than Janus Capital, and is designed to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term trading. If you bought shares on different days, the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to any shares purchased through: (1) certain employer-sponsored retirement plans; (2) certain broker wrap fee and other fee-based programs; (3) accounts where employees of Janus Capital or any of its subsidiaries are listed in the account registration; and (4) reinvested distributions (dividends and capital gains). Janus Capital reserves the right to waive the redemption fee in other circumstances at its discretion.

 62  Shareholder's manual

               - Exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you may be required to demonstrate eligibility to purchase shares of that Janus fund.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

EXCESSIVE TRADING POLICY

               Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase Fund expenses for all Fund shareholders. The Funds are not intended for market timing or excessive trading. To deter these activities, the Funds or their agents may temporarily or permanently suspend or terminate exchange privileges of any investor who makes more than four exchanges out of a Fund in a calendar year and bar future purchases into the Fund by such investor. In addition, the Funds or their agents also may reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including, in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund.

               Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the Fund believes are market timers may be revoked or cancelled by a Fund on the next business day after receipt of the order. For transactions placed directly with the Funds, the Funds may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund.

PAYMENT OF REDEMPTION PROCEEDS

               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds can be electronically

                                                        Shareholder's manual  63
                 transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer - not available on retirement accounts).

                 Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire.

               - BY CHECK - Redemption proceeds will be sent to the
                 shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

               - As discussed under "Exchange Policies," Janus Global Life
                 Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund, Janus Overseas Fund, Janus Worldwide Fund and Janus Risk-Managed Stock Fund may deduct a redemption fee of 1.00% from your redemption proceeds. Your shares will be sold at the NAV next calculated after your order is received in proper form, minus the redemption fee, if applicable.

               SHARES MAY BE SOLD AT ANY TIME ON JANUS.COM, BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUNDS CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor shares Class of Janus Money Market Fund during the 15 day hold period.

               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

 64  Shareholder's manual

WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus" and must include the following information:

               - the name of the Janus fund(s) being sold or exchanged

               - the account number(s)

               - the amount of money or number of shares being sold or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

               - You request a redemption by check above a certain dollar amount.

               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like a check mailed to an address other than the address of record.

               - You would like your redemption proceeds wired to a bank account other than a bank account of record.

               THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

                                                        Shareholder's manual  65

               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

               - It does not appear valid or in good form.

               - The transaction amount exceeds the surety bond limit of the signature guarantee.

               - The guarantee stamp has been reported as stolen, missing or counterfeit.

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES

               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received and accepted by a Fund (or a Fund's agent). A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments

 66  Shareholder's manual
               maturing within 60 days are valued at amortized cost, which approximates market value.

               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Funds' holdings may change on days when you will not be able to purchase or redeem the Funds' shares.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may buy or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. For Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund, Janus Overseas Fund, Janus Worldwide Fund and Janus Risk-Managed Stock Fund, certain Processing Organizations have agreed to charge the Fund's 1.00% redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, the Processing Organizations' methods for tracking and calculating the fee may differ in some respects from the Funds'.

               A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

                                                        Shareholder's manual  67

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (currently 28%) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

               INVOLUNTARY REDEMPTIONS

               The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds, such as market timing.

               ONLINE AND TELEPHONE TRANSACTIONS

               You may initiate many transactions through janus.com or by calling Janus XpressLine(TM). You may also contact a Janus Representative. All new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com or call a Janus Representative. The Funds and their agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

               Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you

 68  Shareholder's manual
               to reach a Janus Representative by telephone. If you are unable to reach a Janus Representative by telephone, please consider visiting janus.com, calling Janus XpressLine(TM) or sending written instructions.

               DISTRIBUTIONS

               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record.

               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Funds may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Funds may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

               ADDRESS CHANGES

               For the easiest way to change the address on your account, visit janus.com. You may also call a Janus Representative or send a

                                                        Shareholder's manual  69
               written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com or call a Janus Representative for further instructions.

               BANK ACCOUNT CHANGES

               For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at janus.com or over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options online at janus.com or over the telephone. If the added bank account is a joint tenant/ tenants in common account, at least one name on the bank account must match one name on the Fund account.

               STATEMENTS AND REPORTS

               We will send you quarterly confirmations of all transactions. You may elect on janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on janus.com, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Funds distribute dividend information annually.

               The Funds produce financial reports, which include a list of each of the Funds' portfolio holdings, semiannually and update their

 70  Shareholder's manual
               prospectus annually. You may elect to receive these reports and prospectus updates electronically on janus.com.

               Unless you instruct Janus otherwise by contacting a Janus Representative, the Funds will acknowledge this as your consent and will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding." Please visit janus.com or call a Janus Representative if you would like to receive additional reports or prospectuses. Individual copies will be sent within thirty (30) days after the Funds receive your instructions. The Funds reserve the right to charge a fee for additional account statement requests.

                                                        Shareholder's manual  71

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management and other business affairs of the investment portfolios of all Funds except Janus Risk-Managed Stock Fund and Janus Mid Cap Value Fund.

               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

               Berger Financial Group LLC ("Berger Financial"), 210 University Blvd., Denver, Colorado 80206, was the investment adviser to Janus Mid Cap Value Fund's predecessor until the reorganization of Berger Mid Cap Value Fund into the Fund.

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. For the most recent fiscal year, each Fund except Janus Mid Cap Value Fund, paid Janus Capital a management fee of 0.65% of its average daily net assets for the period it was in operation. For the fiscal year ended September 30, 2002, Janus Mid Cap Value Fund paid Berger Financial (the Fund's former adviser) a management fee of 0.75% of its average daily net assets.

 72  Janus Equity Funds prospectus

               Janus Mid Cap Value Fund has changed its fiscal year end to October 31 in connection with the reorganization of Berger Mid Cap Value Fund into the Fund.

               Janus Capital pays INTECH a subadvisory fee from its management fee for managing Janus Risk-Managed Stock Fund. Janus Mid Cap Value Fund pays Perkins a subadvisory fee, which is calculated daily and paid monthly. Under the advisory agreement with Janus Capital and subadvisory agreement with Perkins, Janus Mid Cap Value Fund expects to pay Janus Capital and Perkins total management fees of 0.65% for the fiscal year ending October 31, 2003.

               Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

SUBADVISERS

               Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to Janus Risk-Managed Stock Fund. INTECH, 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, also serves as investment adviser to separately managed accounts and other registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. Janus Capital indirectly owns 77.5% of the outstanding voting shares of INTECH.

               Perkins, Wolf, McDonnell and Company, LLC ("Perkins") has served as subadviser to Janus Mid Cap Value Fund since its inception in 1998. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604, has been in the investment management business since 1984. Perkins provides day-to-day portfolio management to the Fund, as well as to other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.

                                               Janus Equity Funds prospectus  73

INVESTMENT PERSONNEL

JANUS PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Worldwide Fund, for which he has served as Co-Manager or Manager since September 1999. Mr. Chang served as
                   Executive Vice President and Co-Manager of Janus Overseas Fund from April 1998 through December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Enterprise Fund. He is also Portfolio Manager of other
                   Janus accounts. Mr. Coleman served as Co-Portfolio Manager for Janus Venture Fund from 1997 through 2000. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 through 2002. Mr. Coleman holds a bachelor's degree in political economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

 74  Janus Equity Funds prospectus

DAVID J. CORKINS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Growth and Income Fund, which he has managed since August 1997, and Janus Mercury Fund, which he has managed since February 2003. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University in 1993.

DAVID C. DECKER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Special Equity Fund (formerly Janus Strategic Value Fund), which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. Mr. Decker served as Portfolio Manager of Janus Special Situations
                   Fund from its inception until it merged into Janus
                   Strategic Value Fund in February 2003. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master's of Business Administration degree with an emphasis in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial
                   Analysis designation.

C. MIKE LU
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Global Technology Fund, which he has managed since inception. Mr. Lu is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lu holds a Bachelor of Arts degree in History and a Bachelor of Arts degree in Economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.

                                               Janus Equity Funds prospectus  75

BRENT A. LYNN
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Overseas Fund, for which he has served as Co-Manager or Manager since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Masters degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

THOMAS R. MALLEY
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund, which he has managed since inception. Mr. Malley is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Malley holds a Bachelor of Science degree in Biology from Stanford University. Mr. Malley has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Balanced Fund and Janus Core Equity Fund. She is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. Ms.
                   Reidy holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

 76  Janus Equity Funds prospectus

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Fund, which he has managed since January 2000. Mr. Rollins served as Executive Vice President and Portfolio Manager of Janus Balanced Fund from January 1996 through December 1999, and as Executive Vice President and Portfolio
                   Manager of Janus Equity Income Fund from June 1996 through December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered
                   Financial Analyst designation.

RON SACHS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Orion Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr.
                   Sachs holds an undergraduate degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

JASON P. YEE
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Global Value Fund, which he has managed since inception.
                   Mr. Yee is also Portfolio Manager of other Janus accounts.
                   He joined Janus in July 1992, working as a research analyst until April 1996. From April 1996 to April 2000,
                   Mr. Yee was a portfolio manager and managing director at Bee & Associates. He re-joined Janus in April 2000. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee has earned the right to use the Chartered Financial Analyst designation.

                                               Janus Equity Funds prospectus  77

CLAIRE YOUNG
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Olympus Fund, which she has managed since August 1997. She is also Portfolio Manager of other Janus accounts. Ms.
                   Young joined Janus Capital in January 1992. Ms. Young holds a Bachelor of Science degree in Electrical
                   Engineering from Yale University. Ms. Young has earned the right to use the Chartered Financial Analyst designation.

 78  Janus Equity Funds prospectus

JANUS ASSISTANT PORTFOLIO MANAGERS

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Worldwide Fund. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business
                   Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.

MINYOUNG SOHN
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Mercury Fund and Janus Growth and Income Fund. He joined Janus Capital in
                   1998 as a research analyst. Mr. Sohn holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered
                   Financial Analyst designation.

GARTH YETTICK
--------------------------------------------------------------------------------
                   is Assistant Portfolio Manager of Janus Overseas Fund.
                   Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First Manhattan Consulting
                   Group from 1994 to 1997. He holds a Bachelor's degree in Computer Science and Mathematics from Harvard College. He has earned the right to use the Chartered Financial
                   Analyst designation.

                                               Janus Equity Funds prospectus  79

INTECH PORTFOLIO MANAGERS

               No one person on the investment team is primarily responsible for implementing the investment strategies of Janus Risk-Managed Stock Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.
PERKINS PORTFOLIO MANAGERS

JEFF KAUTZ
--------------------------------------------------------------------------------
                   is a Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since February 2002. Mr.
                   Kautz has served as a research analyst for the value products of Perkins since October 1997. He holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago.
                   Mr. Kautz has earned the right to use the Chartered
                   Financial Analyst designation.

 80  Janus Equity Funds prospectus

ROBERT H. PERKINS
--------------------------------------------------------------------------------
                   is a Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since 1998. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Mr. Perkins holds a Bachelor of Science degree in Business from Miami
                   University.

THOMAS M. PERKINS
--------------------------------------------------------------------------------
                   is the lead Manager of Janus Mid Cap Value Fund and was the lead Manager of the Fund's predecessor since 1998. As lead Manager, Mr. Perkins is responsible for the daily decisions of Janus Mid Cap Value Fund's security selection. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since
                   1974 and joined Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.

                                               Janus Equity Funds prospectus  81

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Janus Mid Cap Value Fund currently offers two classes of shares. This Prospectus only describes the Investor Shares of Janus Mid Cap Value Fund which is available to the general public. Institutional Shares of Janus Mid Cap Value Fund are closed to new investors, although current investors of Institutional Shares may continue to invest in the Fund and/or open new Fund accounts. The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information, please call 1-800-525-3713.

               SIZE OF FUNDS

               The Funds may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing shareholders of that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 82  Janus Equity Funds prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions.

               DISTRIBUTION SCHEDULE

                                              Dividends            Capital Gains
                Janus Balanced Fund and       Normally declared    Normally declared
                Janus Growth and Income Fund  and distributed in   and distributed in
                                              March, June,         December
                                              September and
                                              December
                ----------------------------------------------------------------------
                All other Equity Funds        Normally declared    Normally declared
                                              and distributed in   and distributed in
                                              December             December

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV

               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

                                               Janus Equity Funds prospectus  83

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

               When you open an account, it will automatically provide for reinvestment of all distributions. You may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:

               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable

 84  Janus Equity Funds prospectus

               Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such

                                               Janus Equity Funds prospectus  85
               an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 86  Janus Equity Funds prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown. (or for Funds with a performance history shorter than 5 years, through October 31st of each fiscal period shown). Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). No financial highlights are presented for Janus Risk-Managed Stock Fund because it did not commence operations until February 28, 2003. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

               The information for Janus Mid Cap Value Fund has been derived from the financial statements of the Berger Mid Cap Value Fund, which was reorganized into the Fund on April 21, 2003. Berger Mid Cap Value Fund had a fiscal year end of September 30. The Fund has changed its fiscal year end to October 31. The information was audited by PricewaterhouseCoopers LLP, whose report along with the financial statements of Berger Mid Cap Value Fund is incorporated by reference into the SAI, which is available upon request.

                                               Janus Equity Funds prospectus  87

JANUS FUND
------------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31
                                               2002            2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD       $22.11        $44.00       $42.78       $27.97       $29.36
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                          --            --           --           --       (0.02)
  3.  Net gains or (losses) on securities
      (both realized and unrealized)             (3.72)       (17.50)         6.44        15.63         3.70
  4.  Total from investment operations           (3.72)       (17.50)         6.44        15.63         3.68
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                        --            --           --           --       (0.23)
  6.  Distributions (from capital gains)             --        (4.39)       (5.22)       (0.82)       (4.84)
  7.  Total distributions                            --        (4.39)       (5.22)       (0.82)       (5.07)
  8.  NET ASSET VALUE, END OF PERIOD             $18.39        $22.11       $44.00       $42.78       $27.97
  9.  Total return                             (16.82%)      (43.42%)       15.60%       56.75%       15.12%
 10.  Net assets, end of period (in
      millions)                                 $16,320       $23,513      $46,468      $35,835      $20,721
 11.  Average net assets for the period
      (in millions)                             $21,651       $34,255      $45,103      $28,993      $20,777
 12.  Ratio of gross expenses to average
      net assets                                  0.85%         0.84%        0.85%        0.85%        0.87%
 13.  Ratio of net expenses to average net
      assets                                      0.84%         0.83%        0.84%        0.84%        0.86%
 14.  Ratio of net investment
      income/(loss) to average net assets       (0.24%)       (0.16%)      (0.19%)      (0.14%)           --
 15.  Portfolio turnover rate                       27%           51%          65%          63%          70%
------------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 88  Janus Equity Funds prospectus

JANUS ENTERPRISE FUND
------------------------------------------------------------------------------------------------------------
                                                               Years ended October 31st
                                              2002           2001         2000          1999          1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                   $29.67        $68.41       $58.64         $32.33       $30.86
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income (loss)                 --            --           --             --           --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)           (6.74)       (38.74)        13.10          30.61         3.43
  4.  Total from investment operations         (6.74)       (38.74)        13.10          30.61         3.43
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                      --            --           --             --           --
  6.  Distributions (from capital gains)           --            --       (3.33)         (4.30)       (1.96)
  7.  Total distributions                          --            --       (3.33)         (4.30)       (1.96)
  8.  NET ASSET VALUE, END OF PERIOD           $22.93        $29.67       $68.41         $58.64       $32.33
  9.  Total return                           (22.72%)      (56.63%)       22.29%        104.09%       11.79%
 10.  Net assets, end of period (in
      millions)                                $1,854        $3,072       $8,085         $2,330         $559
 11.  Average net assets for the period
      (in millions)                            $2,518        $4,858       $7,266         $1,127         $551
 12.  Ratio of gross expenses to average
      net assets                                0.93%         0.92%        0.90%          0.98%        1.08%
 13.  Ratio of net expenses to average
      net assets                                0.90%         0.90%        0.88%          0.95%        1.06%
 14.  Ratio of net investment
      income/(loss) to average net assets     (0.43%)       (0.55%)      (0.65%)        (0.67%)      (0.67%)
 15.  Portfolio turnover rate                     64%           85%          80%            98%         134%
------------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                               Janus Equity Funds prospectus  89

JANUS MERCURY FUND
------------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                 2002           2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $19.14        $40.59       $35.65       $20.77      $18.65
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/loss                      --          0.04         0.03           --      (0.01)
  3.  Net gains or (losses) on securities
      (both realized and unrealized)              (4.18)       (17.05)         8.18        16.89        4.07
  4.  Total from investment operations            (4.18)       (17.01)         8.21        16.89        4.06
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)      (0.04)        (0.03)           --           --      (0.04)
  6.  Distributions (from capital gains)              --        (4.41)       (3.27)       (2.01)      (1.90)
  7.  Total distributions                         (0.04)        (4.44)       (3.27)       (2.01)      (1.94)
  8.  NET ASSET VALUE, END OF PERIOD              $14.92        $19.14       $40.59       $35.65      $20.77
  9.  Total return                              (21.88%)      (46.21%)       22.99%       86.02%      24.75%
 10.  Net assets, end of period (in
      millions)                                   $5,034        $7,910      $16,348       $9,060      $2,368
 11.  Average net assets for the period (in
      millions)                                   $6,784       $11,243      $15,904       $5,258      $2,103
 12.  Ratio of gross expenses to average net
      assets                                       0.94%         0.89%        0.89%        0.93%       0.97%
 13.  Ratio of net expenses to average net
      assets                                       0.92%         0.88%        0.88%        0.91%       0.94%
 14.  Ratio of net investment income/(loss)
      to average net assets                      (0.07%)         0.16%        0.08%      (0.39%)      (0.33%)
 15.  Portfolio turnover rate                        97%           83%          71%          89%        105%
------------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 90  Janus Equity Funds prospectus

JANUS OLYMPUS FUND
-----------------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                                 2002           2001         2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $24.59        $50.50      $40.87      $21.70       $18.41
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                           --          0.13        0.21        0.02           --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)              (3.88)       (25.42)       11.21       19.15         4.05
  4.  Total from investment operations            (3.88)       (25.29)       11.42       19.17         4.05
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)      (0.11)        (0.23)      (0.01)          --       (0.04)
  6.  Distributions (from capital gains)              --        (0.39)      (1.78)          --       (0.72)
  7.  Total distributions                         (0.11)        (0.62)      (1.79)          --       (0.76)
  8.  NET ASSET VALUE, END OF PERIOD              $20.60        $24.59      $50.50      $40.87       $21.70
  9.  Total return                              (15.89%)      (50.61%)      28.05%      88.34%       23.10%
 10.  Net assets, end of period (in
      millions)                                   $2,136        $3,074      $7,696      $3,887         $947
 11.  Average net assets for the period (in
      millions)                                   $2,883        $4,767      $7,594      $2,269         $774
 12.  Ratio of gross expenses to average net
      assets                                       0.94%         0.91%       0.91%       0.95%        1.01%
 13.  Ratio of net expenses to average net
      assets                                       0.91%         0.89%       0.90%       0.93%        0.98%
 14.  Ratio of net investment income/(loss)
      to average net assets                      (0.13%)         0.34%       0.51%       0.06%      (0.21%)
 15.  Portfolio turnover rate                        90%          118%         96%         91%         123%
-----------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                               Janus Equity Funds prospectus  91

JANUS ORION FUND
-----------------------------------------------------------------------------------------------
                                                         Years or Period ended October 31st
                                                       2002             2001           2000(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD              $5.21            $8.81           $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                --               --             0.02
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                         (0.88)           (3.58)           (1.21)
  4.  Total from investment operations                 (0.88)           (3.58)           (1.19)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)               --           (0.02)               --
  6.  Distributions (from capital gains)                   --               --               --
  7.  Total distributions                                  --           (0.02)               --
  8.  NET ASSET VALUE, END OF PERIOD                    $4.33            $5.21            $8.81
  9.  Total return*                                  (16.70%)         (40.69%)         (11.90%)
 10.  Net assets, end of period (in millions)            $422             $602           $1,128
 11.  Average net assets for the period (in
      millions)                                          $563             $762           $1,087
 12.  Ratio of gross expenses to average net
      assets**                                          1.09%            1.06%            1.14%
 13.  Ratio of net expenses to average net
      assets**                                          1.04%            1.03%            1.12%
 14.  Ratio of net investment income/(loss) to
      average net assets**                            (0.30%)          (0.06%)            0.82%
 15.  Portfolio turnover rate**                          161%             206%              35%
-----------------------------------------------------------------------------------------------

(1) Fiscal period from June 30, 2000 (inception) to October 31, 2000.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

 92  Janus Equity Funds prospectus

JANUS GLOBAL LIFE SCIENCES FUND
---------------------------------------------------------------------------------------------------
                                                       Years or period ended October 31st
                                                 2002            2001          2000        1999(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $16.96         $22.41       $11.97         $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                           --             --         0.02             --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)              (4.14)         (5.43)        10.42           1.97
  4.  Total from investment operations            (4.14)         (5.43)        10.44           1.97
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                         --         (0.02)           --             --
  6.  Distributions (from capital gains)              --             --           --             --
  7.  Total distributions                             --         (0.02)           --             --
  8.  NET ASSET VALUE, END OF PERIOD              $12.82         $16.96       $22.41         $11.97
  9.  Total return**                            (24.35%)       (24.26%)       87.22%         19.70%
 10.  Net assets, end of period (in
      millions)                                   $1,390         $2,415       $4,267           $344
 11.  Average net assets for the period
      (in millions)                               $1,928         $2,958       $2,987           $228
 12.  Ratio of gross expenses to average
      net assets***                                0.89%          0.93%        0.97%          1.21%
 13.  Ratio of net expenses to average net
      assets***                                    0.88%          0.91%        0.94%          1.19%
 14.  Ratio of net investment
      income/(loss) to average net
      assets***                                  (0.42%)        (0.32%)        0.14%        (0.41%)
 15.  Portfolio turnover rate***                     73%            84%         147%           235%
---------------------------------------------------------------------------------------------------

 (1) Fiscal period from December 31, 1998 (inception) to October 31, 1999.
  * As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.
 **  Total return is not annualized for periods of less than one full year.
***  Annualized for periods of less than one full year.

                                               Janus Equity Funds prospectus  93

JANUS GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------------
                                               Years or period ended October 31st
                                              2002        2001       2000     1999(1)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                   $10.83     $27.44    $20.95     $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                    (0.01)       0.36    (0.02)         --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)           (3.41)    (16.64)      6.71      10.95
  4.  Total from investment operations         (3.42)    (16.28)      6.69      10.95
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                      --     (0.16)    (0.02)         --
  6.  Distributions (from capital gains)           --         --    (0.18)         --
  7.  Tax return of capital                        --     (0.17)        --         --
  8.  Total distributions                          --     (0.33)    (0.20)         --
  9.  NET ASSET VALUE, END OF PERIOD            $7.41     $10.83    $27.44     $20.95
 10.  Total return**                         (31.67%)   (59.95%)    31.99%    109.40%
 11.  Net assets, end of period (in
      millions)                                $1,250     $2,276    $7,564     $3,335
 12.  Average net assets for the period
      (in millions)                            $1,907     $4,010    $8,884     $1,266
 13.  Ratio of gross expenses to average
      net assets***                             0.96%      0.92%     0.91%      1.04%
 14.  Ratio of net expenses to average
      net assets***                             0.94%      0.90%     0.90%      1.02%
 15.  Ratio of net investment
      income/(loss) to average net
      assets***                               (0.14%)      0.55%     0.17%    (0.11%)
 16.  Portfolio turnover rate***                  66%        60%       47%        31%
--------------------------------------------------------------------------------------

 (1) Fiscal period from December 31, 1998 (inception) to October 31, 1999.
  * As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.
 **  Total return is not annualized for periods of less than one full year.
***  Annualized for periods of less than one full year.

 94  Janus Equity Funds prospectus

JANUS GLOBAL VALUE FUND
--------------------------------------------------------------------------------------------
                                                                   Year or Period ended
                                                                       October 31st
                                                                 2002             2001(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                        $9.68            $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                 0.03              0.02
  3.  Net gains or (losses) on securities (both realized
      and unrealized)                                            (1.04)            (0.34)
  4.  Total from investment operations                           (1.01)            (0.32)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                     (0.02)                --
  6.  Distributions (from capital gains)                         (0.01)                --
  7.  Total distributions                                        (0.03)                --
  8.  NET ASSET VALUE, END OF PERIOD                              $8.64             $9.68
  9.  Total return*                                            (10.59%)           (3.10%)
 10.  Net assets, end of period (in millions)                      $149               $63
 11.  Average net assets for the period (in millions)              $155               $55
 12.  Ratio of gross expenses to average net assets**             1.19%             1.52%
 13.  Ratio of net expenses to average net assets**               1.16%             1.50%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                    0.40%             0.64%
 15.  Portfolio turnover rate**                                     84%                0%
--------------------------------------------------------------------------------------------

(1) Fiscal period from June 29, 2001 (inception) to October 31, 2001.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

                                               Janus Equity Funds prospectus  95

JANUS OVERSEAS FUND
----------------------------------------------------------------------------------------------
                                                         Years ended October 31st
                                               2002       2001      2000      1999      1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD     $18.44     $33.44    $25.35    $17.95    $17.94
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                      0.15       0.28      0.01        --      0.08
  3.  Net gains or (losses) on securities
      (both realized and unrealized)           (3.05)    (11.42)      8.22      7.49      0.54
  4.  Total from investment operations         (2.90)    (11.14)      8.23      7.49      0.62
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                  (0.10)     (0.20)        --    (0.09)    (0.10)
  6.  Distributions (from capital gains)           --     (3.66)    (0.14)        --    (0.51)
  7.  Total distributions                      (0.10)     (3.86)    (0.14)    (0.09)    (0.61)
  8.  NET ASSET VALUE, END OF PERIOD           $15.44     $18.44    $33.44    $25.35    $17.95
  9.  Total return                           (15.78%)   (37.09%)    32.59%    41.77%     3.55%
 10.  Net assets, end of period (in
      millions)                                $3,243     $4,989    $9,380    $5,640    $3,889
 11.  Average net assets for the period (in
      millions)                                $4,446     $6,946    $9,863    $4,578    $3,949
 12.  Ratio of gross expenses to average
      net assets                                0.91%      0.87%     0.89%     0.92%     0.96%
 13.  Ratio of net expenses to average net
      assets                                    0.89%      0.85%     0.88%     0.91%     0.94%
 14.  Ratio of net investment income/(loss)
      to average net assets                     0.69%      0.77%     0.22%   (0.03%)     0.58%
 15.  Portfolio turnover rate                     63%        65%       62%       92%      105%
----------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 96  Janus Equity Funds prospectus

JANUS WORLDWIDE FUND
-----------------------------------------------------------------------------------------------------------
                                                               Years ended October 31st
                                              2002            2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                    $40.17        $70.74       $58.87       $41.52       $40.05
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                       0.27          0.39         0.03         0.02         1.26
  3.  Net gains or (losses) on securities
      (both realized and unrealized)            (7.56)       (24.04)        13.15        17.51         3.01
  4.  Total from investment operations          (7.29)       (23.65)        13.18        17.53         4.27
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                                   (0.01)        (0.41)       (0.03)       (0.18)       (1.35)
  6.  Distributions (from capital gains)            --        (6.51)       (1.28)           --       (1.45)
  7.  Total distributions                       (0.01)        (6.92)       (1.31)       (0.18)       (2.80)
  8.  NET ASSET VALUE, END OF PERIOD            $32.87        $40.17       $70.74       $58.87       $41.52
  9.  Total return                            (18.15%)      (36.56%)       22.41%       42.33%       11.40%
 10.  Net assets, end of period (in
      millions)                                $13,465       $20,331      $37,775      $24,091      $13,932
 11.  Average net assets for the period
      (in millions)                            $18,185       $27,993      $38,727      $18,893      $13,078
 12.  Ratio of gross expenses to average
      net assets                                 0.87%         0.87%        0.88%        0.89%        0.92%
 13.  Ratio of net expenses to average
      net assets                                 0.86%         0.85%        0.86%        0.88%        0.90%
 14.  Ratio of net investment
      income/(loss) to average net assets        0.62%         0.53%        0.13%        0.07%        0.47%
 15.  Portfolio turnover rate                      73%           78%          58%          68%          86%
-----------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                               Janus Equity Funds prospectus  97

JANUS BALANCED FUND
----------------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                                  2002          2001         2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD         $19.27       $22.83      $21.79      $17.22      $16.73
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                          0.47         0.56        0.61        0.42        0.33
  3.  Net gains or (losses) on securities
      (both realized and unrealized)               (1.20)       (2.48)        1.33        4.69        2.00
  4.  Total from investment operations             (0.73)       (1.92)        1.94        5.11        2.33
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)       (0.46)       (0.61)      (0.58)      (0.43)      (0.35)
  6.  Distributions (from capital gains)               --       (1.03)      (0.32)      (0.11)      (1.49)
  7.  Total distributions                          (0.46)       (1.64)      (0.90)      (0.54)      (1.84)
  8.  NET ASSET VALUE, END OF PERIOD               $18.08       $19.27      $22.83      $21.79      $17.22
  9.  Total return                                (3.85%)      (8.83%)       8.93%      29.89%      15.48%
 10.  Net assets, end of period (in millions)      $3,936       $4,410      $4,773      $2,930        $830
 11.  Average net assets for the period (in
      millions)                                    $4,278       $4,663      $4,072      $1,954        $537
 12.  Ratio of gross expenses to average net
      assets                                        0.86%        0.85%       0.87%       0.92%       1.03%
 13.  Ratio of net expenses to average net
      assets                                        0.84%        0.83%       0.85%       0.91%       1.01%
 14.  Ratio of net investment income/(loss)
      to average net assets                         2.44%        2.79%       2.92%       2.37%       2.34%
 15.  Portfolio turnover rate                         88%         117%         87%         64%         73%
----------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 98  Janus Equity Funds prospectus

JANUS CORE EQUITY FUND
----------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                  2002          2001         2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $16.78        $24.25      $22.57      $15.59      $13.98
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                         0.11          0.17        0.15        0.14        0.05
  3.  Net gains or (losses) on securities
      (both realized and unrealized)              (1.81)        (4.98)        2.25        7.17        2.47
  4.  Total from investment operations            (1.70)        (4.81)        2.40        7.31        2.52
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)      (0.09)        (0.13)      (0.14)      (0.15)      (0.03)
  6.  Distributions (from capital gains)              --        (2.53)      (0.58)      (0.18)      (0.88)
  7.  Total distributions                         (0.09)        (2.66)      (0.72)      (0.33)      (0.91)
  8.  NET ASSET VALUE, END OF PERIOD              $14.99        $16.78      $24.25      $22.57      $15.59
  9.  Total return                              (10.26%)      (21.70%)      10.65%      47.22%      19.21%
 10.  Net assets, end of period (in millions)       $707          $733      $1,027        $781        $201
 11.  Average net assets for the period (in
      millions)                                     $802          $876      $1,019        $571        $134
 12.  Ratio of gross expenses to average net
      assets                                       0.92%         0.95%       0.95%       1.02%       1.21%
 13.  Ratio of net expenses to average net
      assets                                       0.89%         0.93%       0.93%       1.01%       1.18%
 14.  Ratio of net investment income/(loss) to
      average net assets                           0.66%         0.85%       0.65%       0.81%       0.41%
 15.  Portfolio turnover rate                        98%          115%        116%         81%        101%
----------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                               Janus Equity Funds prospectus  99

JANUS GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                                 2002           2001         2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $27.99        $40.88      $36.84      $26.45      $25.07
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                         0.20          0.32        0.18        0.26        0.08
  3.  Net gains or (losses) on securities
      (both realized and unrealized)              (4.28)       (11.24)        5.84       12.27        3.72
  4.  Total from investment operations            (4.08)       (10.92)        6.02       12.53        3.80
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)      (0.21)        (0.35)      (0.14)      (0.27)      (0.04)
  6.  Distributions (from capital gains)              --        (1.62)      (1.84)      (1.87)      (2.38)
  7.  Total distributions                         (0.21)        (1.97)      (1.98)      (2.14)      (2.42)
  8.  NET ASSET VALUE, END OF PERIOD              $23.70        $27.99      $40.88      $36.84      $26.45
  9.  Total return                              (14.62%)      (27.66%)      16.44%      49.59%      16.73%
 10.  Net assets, end of period (in
      millions)                                   $5,328        $6,575      $9,306      $5,837      $2,819
 11.  Average net assets for the period (in
      millions)                                   $6,480        $7,758      $8,594      $4,375      $2,479
 12.  Ratio of gross expenses to average net
      assets                                       0.90%         0.87%       0.89%       0.92%       0.96%
 13.  Ratio of net expenses to average net
      assets                                       0.88%         0.86%       0.88%       0.90%       0.94%
 14.  Ratio of net investment income/(loss)
      to average net assets                        0.73%         0.96%       0.49%       0.37%       0.33%
 15.  Portfolio turnover rate                        49%           59%         41%         43%         95%
----------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 100  Janus Equity Funds prospectus

JANUS SPECIAL EQUITY FUND(1)
------------------------------------------------------------------------------------------------
                                                         Years or Period ended October 31st
                                                        2002              2001           2000(2)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                $8.42           $11.29         $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                  --             0.03           0.01
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                           (1.45)           (2.65)           1.28
  4.  Total from investment operations                   (1.45)           (2.62)           1.29
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)             (0.02)           (0.02)             --
  6.  Distributions (from capital gains)                     --           (0.23)             --
  7.  Total distributions                                (0.02)           (0.25)             --
  8.  NET ASSET VALUE, END OF PERIOD                      $6.95            $8.42         $11.29
  9.  Total return**                                   (17.23%)         (23.61%)         12.90%
 10.  Net assets, end of period (in millions)            $1,287           $1,955         $3,127
 11.  Average net assets for the period (in
      millions)                                          $1,808           $2,666         $2,841
 12.  Ratio of gross expenses to average net
      assets***                                           1.01%            0.92%          1.02%
 13.  Ratio of net expenses to average net
      assets***                                           0.98%            0.91%          0.99%
 14.  Ratio of net investment income/(loss) to
      average net assets***                               0.03%            0.29%          0.14%
 15.  Portfolio turnover rate***                            60%              77%            72%
------------------------------------------------------------------------------------------------

 (1) Formerly, Janus Strategic Value Fund.
 (2) Fiscal period from February 29, 2000 (inception) to October 31, 2000.
  * As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.
 **  Total return is not annualized for periods of less than one full year.
***  Annualized for periods of less than one full year.

                                              Janus Equity Funds prospectus  101

JANUS MID CAP VALUE FUND - INVESTOR SHARES
------------------------------------------------------------------------------------------------------
                                                     Year or Period ended September 30
                                        2002          2001          2000          1999        1998(1)
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                            $14.30        $14.43        $12.17         $9.33        $10.00
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income               0.02          0.06          0.08          0.07          0.03
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                       (0.23)          1.27          3.46          2.83        (0.70)
  4.  Total from investment
      operations                        (0.21)          1.33          3.54          2.90        (0.67)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                           (0.03)        (0.10)        (0.04)        (0.06)            --
  6.  Distributions (from capital
      gains)                            (0.35)        (1.36)        (1.24)            --            --
  7.  Total distributions               (0.38)        (1.46)        (1.28)        (0.06)
  8.  NET ASSET VALUE, END OF PERIOD    $13.71        $14.30        $14.43        $12.17         $9.33
  9.  Total return*                    (1.96)%         9.70%        31.11%        31.12%       (6.70)%
 10.  Net assets, end of period (in
      thousands)                      $782,101      $148,505       $33,013       $22,918       $19,710
 11.  Ratio of net expenses to
      average net assets(2)**            1.17%         1.22%         1.59%         1.62%         1.68%
 12.  Ratio of net investment
      income/(loss) to average net
      assets**                           0.28%         0.78%         0.72%         0.54%         2.30%
 13.  Portfolio turnover rate***           65%          116%          129%          154%           25%
------------------------------------------------------------------------------------------------------

 (1)Fiscal period from August 12, 1998 (inception) to September 30, 1998.
 (2)Net expenses represent gross expenses reduced by fees waived and/or reimbursed by Berger Financial.
  * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
***  Not annualized.

 102  Janus Equity Funds prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

                                              Janus Equity Funds prospectus  103

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities representing their specific index.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

 104  Janus Equity Funds prospectus

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a

                                              Janus Equity Funds prospectus  105
               specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices,

 106  Janus Equity Funds prospectus
               commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

                                              Janus Equity Funds prospectus  107

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 108  Janus Equity Funds prospectus

                      This page intentionally left blank.

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion on the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                    Investment Company Act File No. 811-1879

                                      February 28, 2003

                                      As Supplemented May 5, 2003,
                                      June 30, 2003 and
                                      July 25, 2003




                                    CLOSED TO NEW INVESTORS
                                    Janus Twenty Fund
                                    Janus Venture Fund

                               JANUS EQUITY FUNDS

                                   Prospectus

     Although the Funds are closed, current investors may continue to invest in the Funds and/or open new Fund accounts. In addition, investors who became shareholders of Janus Venture Fund as a result of the reorganization of Berger Small Company Growth Fund on April 21, 2003 may continue to invest in and/or open new accounts in Janus Venture Fund. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Manual. You may be required to demonstrate eligibility to purchase shares of a Fund before your investment is accepted.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Funds..................................    2
                   Fees and expenses.............................    8

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment Objectives and Principal Investment
                   Strategies....................................    9
                   General portfolio policies....................   11
                   Risks.........................................   14

                SHAREHOLDER'S MANUAL
                   Doing business with Janus.....................   20
                   Minimum investments...........................   22
                   Types of account ownership....................   22
                   To open an account or buy shares..............   26
                   To exchange shares............................   27
                   To sell shares................................   27
                   Shareholder services and account policies.....   34

                MANAGEMENT OF THE FUNDS
                   Investment adviser............................   39
                   Management expenses...........................   39
                   Portfolio managers............................   40

                OTHER INFORMATION................................   41

                DISTRIBUTIONS AND TAXES
                   Distributions.................................   42
                   Distribution options..........................   43
                   Taxes.........................................   43

                FINANCIAL HIGHLIGHTS.............................   45

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   48
                   Futures, options and other derivatives........   51
                   Other investments, strategies and/or
                   techniques....................................   52

                                                Janus Equity Funds prospectus  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY FUNDS

               The Equity Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY FUNDS?

--------------------------------------------------------------------------------

               - JANUS TWENTY FUND seeks long-term growth of capital.

               - JANUS VENTURE FUND seeks capital appreciation.

               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY FUNDS?

               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Funds' portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, each Fund may invest without limit in foreign equity and debt securities.

               Each Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

               JANUS TWENTY FUND invests primarily in common stocks selected for their growth potential. The Fund normally concentrates its investments in a core group of 20-30 common stocks.

 2  Janus Equity Funds prospectus

               JANUS VENTURE FUND invests in equity securities of U.S. and foreign companies selected for their potential for capital appreciation. The Fund normally invests at least 50% of its equity assets in small-sized companies.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY FUNDS?

               The biggest risk is that the Funds' returns may vary, and you could lose money. The Funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you may get back less money.

               JANUS TWENTY FUND is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

               JANUS VENTURE FUND normally invests at least 50% of its equity assets in securities issued by small-sized companies, which tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The

                                                Janus Equity Funds prospectus  3
               tables compare each Fund's average annual returns for the periods indicated to broad-based securities market indices.

 4  Janus Equity Funds prospectus

               JANUS TWENTY FUND

                 Annual returns for calendar years ended 12/31
                                        3.43%   (6.73%) 36.22%  27.85%  29.70%  73.39%  64.90%  (32.42%) (29.20%)   (24.02%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 38.35%    Worst Quarter:  4th-2000 (25.42%)

                                      Average annual total return for periods ended 12/31/02
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year    5 years   10 years      (4/30/85)
                Janus Twenty Fund
                  Return Before Taxes        (24.02%)    0.78%     8.52%         12.51%
                  Return After Taxes on
                    Distributions            (24.23%)    0.28%     6.49%         10.31%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*          (14.75%)    0.93%     6.46%          9.93%
                S&P 500 Index+               (22.09%)   (0.58%)    9.34%         12.23%
                  (reflects no deduction
                    for expenses or taxes)
                Russell Top 200 Growth
                  Index++                    (27.98%)   (4.05%)    7.09%            N/A
                  (reflects no deduction
                    for expenses or taxes)
                                             ------------------------------------------

                * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
                + The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.
               ++ The Russell Top 200 Growth Index measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Russell Top 200 Growth Index began December 30, 1985.

                                                Janus Equity Funds prospectus  5

               JANUS VENTURE FUND

                 Annual returns for calendar years ended 12/31
                                        9.08%   5.46%   26.46%  8.02%   12.62%  23.22%  140.71% (45.77%) (11.93%)   (27.24%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:  4th-1999 82.76%    Worst Quarter:  4th-2000 (30.17%)

                                      Average annual total return for periods ended 12/31/02
                                      ------------------------------------------------------
                                                                             Since Inception
                                              1 year    5 years   10 years      (4/30/85)
                Janus Venture Fund
                  Return Before Taxes        (27.24%)    0.61%     6.19%         11.70%
                  Return After Taxes on
                    Distributions            (27.24%)   (1.33%)    3.48%          8.91%
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*          (16.73%)    1.30%     4.84%          9.34%
                Russell 2000(R) Index+       (20.48%)   (1.36%)    7.15%          8.93%
                  (reflects no deduction
                    for expenses or taxes)
                Russell 2000 Growth Index++  (30.26%)   (6.59%)    2.62%          5.81%
                  (reflects no deduction
                    for expenses or taxes)
                                             ------------------------------------------

               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.
               + The Russell 2000(R) Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3,000 Index with an average market capitalization of approximately $640 million as of December 31, 2002.
               ++ The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

 6  Janus Equity Funds prospectus

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

                                                Janus Equity Funds prospectus  7

FEES AND EXPENSES

               The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements). All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2002.

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

                                           Management     Other      Total Annual Fund
                                              Fee        Expenses    Operating Expenses
  Janus Twenty Fund                          0.65%        0.19%            0.84%
  Janus Venture Fund                         0.65%        0.23%            0.88%

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 Year     3 Years    5 Years    10 Years
                                               -----------------------------------------
  Janus Twenty Fund                              $86       $268       $466       $1,037
  Janus Venture Fund                             $90       $281       $488       $1,084

 8  Janus Equity Funds prospectus

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objectives of each of the Equity Funds, their principal investment strategies and certain risks of investing in the Equity Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               JANUS TWENTY FUND
               Janus Twenty Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund normally concentrates its investments in a core group of 20-30 common stocks.

               JANUS VENTURE FUND
               Janus Venture Fund seeks capital appreciation. Normally, the Fund pursues its objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the Fund's initial purchase continue to be considered small-sized. The Fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

The following questions and answers are designed to help you better understand the Equity Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               Consistent with its investment objective and policies, each of the Funds may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a

                                                Janus Equity Funds prospectus  9

               "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a fund holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Fund holding to meet redemptions. Realization of income is not a significant consideration when choosing investments for the Funds. Income realized on the Funds' investments may be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization and annual gross revenues are important investment criteria for Janus Venture Fund. Although Janus Twenty

 10  Janus Equity Funds prospectus

               Fund does not emphasize companies of a particular size, a fund with a larger asset base is more likely to invest in larger, more established issuers.

GENERAL PORTFOLIO POLICIES

               Unless otherwise stated, each of the following policies applies to all of the Funds. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

               OTHER TYPES OF INVESTMENTS
               The Equity Funds invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks,

                                               Janus Equity Funds prospectus  11
               warrants and securities convertible into common or preferred stocks. To a lesser degree, the Funds may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 35% of each Fund's assets)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - short sales "against the box" and "naked" short sales (no more than 8% of a Fund's assets may be invested in naked short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the

 12  Janus Equity Funds prospectus

               United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS
               Each Fund may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

                                               Janus Equity Funds prospectus  13

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

RISKS

               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

               The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES JANUS TWENTY FUND'S CLASSIFICATION AS A NONDIVERSIFIED FUND AFFECT THE FUND'S RISK PROFILE?

               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a Fund more flexibility to focus its investments in the most attractive companies identified by the Fund's portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund. Since Janus Twenty Fund

 14  Janus Equity Funds prospectus
               normally concentrates in a core portfolio of 20-30 common stocks, this risk may be increased.

2. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

3. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose
                                               Janus Equity Funds prospectus  15
                 taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including

 16  Janus Equity Funds prospectus
               forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

6. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Janus Venture Fund normally invests at least 50% of its equity assets in securities of smaller or newer companies, these risks may be increased.

                                               Janus Equity Funds prospectus  17

--------------------------------------------------------------------------------

                               JANUS EQUITY FUNDS
                              Shareholder's Manual

                                           CLOSED TO NEW INVESTORS

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           [JANUS LOGO]

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

Although the Funds are closed, investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Funds and/or open new Fund accounts (see "Types of Account Ownership," "Tax-Deferred Accounts," and "Shareholder Services and Account Policies"). In addition, investors who became shareholders of Janus Venture Fund as a result of the reorganization of Berger Small Company Growth Fund on April 21, 2003 may continue to invest in and/or open new accounts in Janus Venture Fund. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. You may be required to demonstrate eligibility to purchase shares of a Fund before your investment is accepted. The Funds may resume sales of their shares to new investors at some future date, but they have no present intention to do so.

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON janus.com* YOU CAN:

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms.
* Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus Representative.

 20  Shareholder's manual

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
3773 Cherry Creek Drive North, Suite 101
Denver, CO 80209-3821

                                                        Shareholder's manual  21

MINIMUM INVESTMENTS*+

                To open a new regular Fund account    $2,500

                To open a new UGMA/UTMA, Traditional
                or Roth IRA, Simplified Employee
                Pension Plan IRA account or
                Coverdell Education Savings Account   $  500

                To add to any type of Fund account    $  100

               * These minimums apply to each individual Fund in which you invest. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of Fund accounts.
               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.

TYPES OF ACCOUNT OWNERSHIP

               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners. Although the Funds are closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. In addition, if your name appears in the registration of an existing Fund account and will also appear in the registration of a new Fund account, you may open a new Fund account directly with Janus or through certain intermediaries. If you are an employee, or living at the same address as an employee, of Janus Capital Management LLC or any of its subsidiaries, you may open a new Fund account directly with Janus. In addition, investors who became shareholders of Janus Venture Fund as a result of the reorganization of Berger Small Company Growth Fund on April 21, 2003 may continue to purchase Fund shares through their existing Fund accounts and to reinvest dividends and capital gains in such accounts.

 22  Shareholder's manual

               CUSTODIAL ACCOUNTS (UGMA OR UTMA)
               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application. You may open and maintain this type of account on janus.com.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership. Although the Funds are closed, if your name appears in the registration of an existing Fund account, you may re-register such account as a business account directly with Janus.

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may handle corporate rollovers or a transfer of assets from a tax-deferred account via janus.com.

               Although the Funds are closed, if you are an existing or new participant in an employer-sponsored retirement plan that currently offers one or more of the Funds as an investment option, you may direct contributions to the Fund through your plan. Retirement plans that do not currently offer the Funds will generally not be able to add the Funds as investment options. However, in the event of a merger, reorganization, acquisition or other business combination in which one or more companies

                                                        Shareholder's manual  23
               involved in such transaction currently offers one or more of the Funds as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering such Fund (as a parent company, subsidiary, sister company or otherwise) may request to add the Fund(s) as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund will negatively impact existing Fund shareholders.

               INVESTING FOR YOUR RETIREMENT

               Please refer to janus.com for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

               TRADITIONAL AND ROTH IRAS
               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. You may open and maintain this type of account via janus.com.

               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. You may open and maintain this type of account via janus.com.

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

 24  Shareholder's manual

               SECTION 403(b)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. You may open and maintain this type of account via janus.com.

               ALTHOUGH THE FUNDS ARE CLOSED, CURRENT INVESTORS WHO MEET THE CRITERIA OUTLINED IN THIS SHAREHOLDER'S MANUAL MAY CONTINUE TO INVEST IN THE FUNDS AND/OR OPEN NEW FUND ACCOUNTS. YOU MAY BE ASKED TO DEMONSTRATE ELIGIBILITY TO PURCHASE SHARES OF A FUND BEFORE YOUR INVESTMENT IS ACCEPTED. ELIGIBLE INVESTORS SHOULD REFER TO THE CHART ON THE FOLLOWING PAGES FOR INFORMATION ON OPENING AN ACCOUNT AND CONDUCTING BUSINESS WITH JANUS. WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS. WHEN YOU BUY, EXCHANGE, OR SELL SHARES, YOUR REQUEST WILL BE PROCESSED AT THE NEXT NAV CALCULATED AFTER YOUR ORDER IS DULY PROCESSED AFTER RECEIVED IN GOOD ORDER.

                                                        Shareholder's manual  25

 TO OPEN AN ACCOUNT OR BUY SHARES

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account if you are a current Fund shareholder. You may elect to have Janus automatically debit your designated bank account. You may handle corporate rollovers or a transfer of assets from a tax deferred account via janus.com. Janus.com will provide real-time confirmation of your transaction.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus Representative during normal business hours. Janus will automatically debit your designated bank account.

 BY WIRE
 ------------------------------------------------------------------------------

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application and make your check payable to Janus.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Monthly Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 26  Shareholder's manual


    TO EXCHANGE SHARES                      TO SELL SHARES
    ----------------------------------      ----------------------------------
                                            REMEMBER THAT THE FUNDS ARE
                                            CLOSED. UNLESS YOU MEET THE
                                            CRITERIA SPECIFIED IN THIS
                                            SHAREHOLDER'S MANUAL, ONCE YOU
                                            CLOSE YOUR ACCOUNT, YOU MAY NOT
                                            MAKE ADDITIONAL INVESTMENTS IN THE
                                            FUNDS.
    ONLINE AT www.janus.com                 ONLINE AT www.janus.com
    ----------------------------------      ----------------------------------
    - Exchanges may be made online at       - Redemptions may be made online
      janus.com.                              at janus.com.



    BY TELEPHONE                            BY TELEPHONE
    ----------------------------------      ----------------------------------
    - All accounts are automatically        - All accounts are automatically
      eligible to exchange shares by          eligible to sell shares by
      telephone. To exchange all or a         telephone. To sell all or a
      portion of your shares into any         portion of your shares, call
      other available Janus fund, call        Janus XpressLine(TM) or a Janus
      Janus XpressLine(TM) or a Janus         Representative. The Funds
      Representative.                         reserve the right to limit the
                                              dollar amount of shares that you
                                              may redeem from your account by
                                              telephone.



                                            BY WIRE
                                            ----------------------------------
                                            - You can redeem shares by wire.
                                              For wiring instructions, call a
                                              Janus Representative.



    BY MAIL/IN WRITING                      BY MAIL/IN WRITING
    ----------------------------------      ----------------------------------
    - To request an exchange in             - To request a redemption in
      writing, please follow the              writing, please follow the
      instructions in the "Written            instructions in the "Written
      Instructions" section of this           Instructions" section of this
      manual.                                 manual.



    BY SYSTEMATIC EXCHANGE                  BY SYSTEMATIC REDEMPTION
    ----------------------------------      ----------------------------------
    - You determine the amount of           - This option allows you to sell
      money you would like                    shares worth a specific dollar
      automatically exchanged from one        amount from your account on a
      Fund account to another on any          regular basis.
      day of the month. You may
      establish this program for as
      little as $100 per exchange.
    ----------------------------------      ----------------------------------
     Note: For more information, refer       Note: Also refer to the "Payment
           to the "Exchange Policies"              of Redemption Proceeds"
           section of this manual.                 section of this manual for
                                                   more information.

                                                        Shareholder's manual  27

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.

               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. We will price your purchase at the net asset value next determined after we receive good funds.

               - Each Fund may refuse any purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment

 28  Shareholder's manual
                 will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received and accepted by a Fund.

               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Janus fund and the purchase of shares of another Janus fund, which may produce a taxable gain or loss in a non-retirement account.

               - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

               - Exchanges between existing Janus fund accounts must meet the
                 $100 subsequent investment requirement.

                                                        Shareholder's manual  29

               Note: For the fastest and easiest way to exchange shares, log onto janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

               - For Systematic Exchanges, if the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and the program will be discontinued.

               - You may make four exchanges out of each Janus fund (exclusive of Systematic Exchanges) per 12 month period. These limits are designed to deter short-term trading. See our Excessive Trading Policy below for more information.

               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               - Exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you may be required to demonstrate eligibility to purchase shares of that Janus fund.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

EXCESSIVE TRADING POLICY

               Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase Fund expenses for all Fund shareholders. The Funds are not intended for market timing or excessive trading. To deter these activities, the Funds or their agents may temporarily or permanently suspend or terminate exchange privileges of any investor who makes more than four exchanges out of a Fund in a calendar year and bar future purchases into the Fund by such investor. In addition, the Funds or their agents also may reject any purchase orders (including exchange purchases) by any investor or group of

 30  Shareholder's manual
               investors indefinitely for any reason, including, in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund.

               Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the Fund believes are market timers may be revoked or cancelled by a Fund on the next business day after receipt of the order. For transactions placed directly with the Funds, the Funds may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund.

PAYMENT OF REDEMPTION PROCEEDS

               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer - not available on retirement accounts).

                 Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire.

               - BY CHECK - Redemption proceeds will be sent to the
                 shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

                                                        Shareholder's manual  31

               SHARES MAY BE SOLD AT ANY TIME ON JANUS.COM, BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUNDS CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor shares Class of Janus Money Market Fund during the 15 day hold period.

               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.

WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus" and must include the following information:

               - the name of the Janus fund(s) being sold or exchanged

               - the account number(s)

               - the amount of money or number of shares being sold or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

               - You request a redemption by check above a certain dollar amount.

 32  Shareholder's manual

               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like a check mailed to an address other than the address of record.

               - You would like your redemption proceeds wired to a bank account other than a bank account of record.

               THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

               - It does not appear valid or in good form.

               - The transaction amount exceeds the surety bond limit of the signature guarantee.

               - The guarantee stamp has been reported as stolen, missing or counterfeit.

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

                                                        Shareholder's manual  33

PRICING OF FUND SHARES

               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received and accepted by a Fund (or a Fund's agent). A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Funds' holdings may change on days when you will not be able to purchase or redeem the Funds' shares.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may buy or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compen-

 34  Shareholder's manual
               sation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

               Although the Funds are closed, if you are a discretionary investment adviser, you may continue to invest in the Funds through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders. Except as set forth in this Shareholder's Manual, no financial intermediaries will be eligible to open new accounts with any of the Funds or add new investors to existing omnibus accounts.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (currently 28%) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

               INVOLUNTARY REDEMPTIONS

               The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds, such as market timing.

               ONLINE OR TELEPHONE TRANSACTIONS

               You may initiate many transactions through janus.com or by calling Janus XpressLine(TM). You may also contact a Janus Representative. All new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com

                                                        Shareholder's manual  35
               or call a Janus Representative. The Funds and their agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

               Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus Representative by telephone. If you are unable to reach a Janus Representative by telephone, please consider visiting janus.com, calling Janus XpressLine(TM) or sending written instructions.

               DISTRIBUTIONS

               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record.

               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

 36  Shareholder's manual

               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Funds may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Funds may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

               ADDRESS CHANGES

               For the easiest way to change the address on your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com or call a Janus Representative for further instructions.

               BANK ACCOUNT CHANGES

               For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at janus.com or over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options online at janus.com or over the telephone. If the added bank account is a joint tenant/

                                                        Shareholder's manual  37
               tenants in common account, at least one name on the bank account must match one name on the Fund account.

               STATEMENTS AND REPORTS

               We will send you quarterly confirmations of all transactions. You may elect on janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on janus.com, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Funds distribute dividend information annually.

               The Funds produce financial reports, which include a list of each of the Funds' portfolio holdings, semiannually and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically on janus.com.

               Unless you instruct Janus otherwise by contacting a Janus Representative, the Funds will acknowledge this as your consent and will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding." Please visit janus.com or call a Janus Representative if you would like to receive additional reports or prospectuses. Individual copies will be sent within thirty (30) days after the Funds receive your instructions. The Funds reserve the right to charge a fee for additional account statement requests.

 38  Shareholder's manual

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Funds.

               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. For the most recent fiscal year, each Fund paid Janus Capital a management fee of 0.65% of its average daily net assets.

               Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                               Janus Equity Funds prospectus  39

PORTFOLIO MANAGERS

WILLIAM H. BALES
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Venture Fund. Mr. Bales has been Portfolio Manager or a Co-Manager of Janus Venture Fund since February 1997. He is also Portfolio Manager of other Janus accounts. Mr.
                   Bales joined Janus Capital in 1991 and was a research analyst from 1993 to 1997. Mr. Bales holds a Bachelor of Science degree in Marketing and a Master's of Science degree in Marketing and Finance from the University of Colorado. Mr. Bales has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Twenty Fund, which he has managed since August 1997. Mr. Schoelzel served as Portfolio Manager of Janus Olympus
                   Fund from its inception to August 1997. Mr. Schoelzel is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Arts degree in Business from Colorado College.

 40  Janus Equity Funds prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

               SIZE OF FUNDS

               The Funds have discontinued sales of their shares because their management and the Trustees believe that a substantial increase in size may adversely affect a Fund's ability to achieve its investment objective by reducing its flexibility in making investments and in effecting portfolio changes. Although sales to new investors have been discontinued, existing shareholders are permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances. In addition, investors who became shareholders of Janus Venture Fund as a result of the reorganization of Berger Small Company Growth Fund on April 21, 2003 are permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                               Janus Equity Funds prospectus  41

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV

               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends

 42  Janus Equity Funds prospectus
               paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

               When you open an account, it will automatically provide for reinvestment of all distributions. You may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:

               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

                                               Janus Equity Funds prospectus  43

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 44  Janus Equity Funds prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown. Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

                                               Janus Equity Funds prospectus  45

JANUS TWENTY FUND
------------------------------------------------------------------------------------------------------
                                                           Years ended October 31st
                                           2002          2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                               $36.31        $71.07       $69.72       $42.98       $35.16
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                  0.21          0.32           --         0.21         0.12
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                          (5.71)       (33.33)         5.62        26.97        12.26
  4.  Total from investment operations     (5.50)       (33.01)         5.62        27.18        12.38
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment
      income)                              (0.34)            --       (0.19)       (0.14)       (0.10)
  6.  Distributions (from capital
      gains)                                   --        (1.75)       (4.08)       (0.30)       (4.46)
  7.  Total distributions                  (0.34)        (1.75)       (4.27)       (0.44)       (4.56)
  8.  NET ASSET VALUE, END OF PERIOD       $30.47        $36.31       $71.07       $69.72       $42.98
  9.  Total return                       (15.35%)      (47.43%)        7.40%       63.51%       40.58%
 10.  Net assets, end of period (in
      millions)                           $10,107       $14,378      $31,008      $28,793      $11,255
 11.  Average net assets for the period
      (in millions)                       $12,573       $20,321      $34,529      $22,207       $8,025
 12.  Ratio of gross expenses to
      average net assets                    0.84%         0.84%        0.86%        0.88%        0.91%
 13.  Ratio of net expenses to average
      net assets                            0.83%         0.84%        0.85%        0.87%        0.90%
 14.  Ratio of net investment
      income/(loss) to average net
      assets                                0.56%         0.63%      (0.13%)        0.40%        0.39%
 15.  Portfolio turnover rate                 53%           50%          27%          40%          54%
------------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

 46  Janus Equity Funds prospectus

JANUS VENTURE FUND
------------------------------------------------------------------------------------------------
                                                           Years ended October 31st
                                                 2002       2001      2000      1999      1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD       $36.99     $82.39    $89.71    $49.81    $58.84
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                          --         --        --        --    (0.09)
  3.  Net gains or (losses) on securities
      (both realized and unrealized)             (5.40)    (29.02)      6.94     44.31      0.43
  4.  Total from investment operations           (5.40)    (29.02)      6.94     44.31      0.34
      LESS DISTRIBUTIONS:*
  5.  Dividends (from net investment income)         --         --        --        --    (0.07)
  6.  Distributions (from capital gains)             --    (16.38)   (14.26)    (4.41)    (9.30)
  7.  Total distributions                            --    (16.38)   (14.26)    (4.41)    (9.37)
  8.  NET ASSET VALUE, END OF PERIOD             $31.59     $36.99    $82.39    $89.71    $49.81
  9.  Total return                             (14.60%)   (40.67%)     3.79%    94.42%     1.07%
 10.  Net assets, end of period (in millions)      $756     $1,009    $1,923    $1,860    $1,036
 11.  Average net assets for the period (in
      millions)                                    $993     $1,313    $2,504    $1,351    $1,174
 12.  Ratio of gross expenses to average net
      assets                                      0.88%      0.87%     0.87%     0.93%     0.94%
 13.  Ratio of net expenses to average net
      assets                                      0.87%      0.86%     0.86%     0.92%     0.93%
 14.  Ratio of net investment income/(loss)
      to average net assets                     (0.73%)    (0.36%)   (0.35%)   (0.55%)   (0.29%)
 15.  Portfolio turnover rate                       90%        70%       87%      104%       90%
------------------------------------------------------------------------------------------------

* As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Financial Highlights reflect this change.

                                               Janus Equity Funds prospectus  47

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

 48  Janus Equity Funds prospectus

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities representing their specific index.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

                                               Janus Equity Funds prospectus  49

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a

 50  Janus Equity Funds prospectus
               specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices,

                                               Janus Equity Funds prospectus  51
               commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

 52  Janus Equity Funds prospectus

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                               Janus Equity Funds prospectus  53

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the
                   operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

Investment Company Act File No. 811-1879

                             Janus Investment Fund
                             Janus Enterprise Fund

                         Supplement dated July 25, 2003
                       to currently effective Prospectus

Janus Enterprise Fund is classified as a diversified fund under the Investment Company Act of 1940.

111-31-039 7/03

                             Janus Investment Fund
                               Janus Twenty Fund
                               Janus Venture Fund
                 Janus Small Cap Value Fund -- Investor Shares
               Janus Small Cap Value Fund -- Institutional Shares
                Janus Mid Cap Value Fund -- Institutional Shares

                         Supplement Dated July 25, 2003
                       to Currently Effective Prospectus

The following replaces the second paragraph in the "Tax-Deferred Accounts" section of the Prospectus:

Although the Funds are closed, if you are an existing or new participant in an employer-sponsored retirement plan that currently offers one or more of the Funds as an investment option, you may direct contributions to the Fund through your plan. Retirement plans that do not currently offer the Funds will generally not be able to add the Funds as investment options. However, in the event of a merger, reorganization, acquisition or other business combination in which one or more companies involved in such transaction currently offers one or more of the Funds as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering such Fund (as a parent company, subsidiary, sister company or otherwise) may request to add the Fund(s) as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund will negatively impact existing Fund shareholders.

111-31-040 7/03

                             Janus Investment Fund
                             Janus Enterprise Fund

                         Supplement Dated July 25, 2003
           to Currently Effective Statement of Additional Information

The following replaces the information in the "Classification" section of the Statement of Additional Information:

Each Fund is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Janus Olympus Fund, Janus Orion Fund, Janus Global Technology Fund, Janus Global Value Fund and Janus Special Equity Fund are classified as nondiversified. The nondiversified Funds will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"). Janus Enterprise Fund, Janus Fund, Janus Mercury Fund, Janus Global Life Sciences Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Risk-Managed Stock Fund, Janus Flexible Income Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund and Janus Federal Tax Exempt Fund are diversified funds.

The following replaces paragraph (1) in the "Investment Policies And Restrictions Applicable To All Funds" section of the Statement of Additional
Information:

(1) With respect to 75% of its total assets, Janus Enterprise Fund, Janus Fund, Janus Mercury Fund, Janus Global Life Sciences Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Risk-Managed Stock Fund, Janus Flexible Income Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

111-31-041 7/03